                                                   DEFINED ASSET FUNDSSM
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MUNICIPAL INVESTMENT          This Defined Fund consists of fixed portfolios of
TRUST FUND MULTISTATE         long-term bonds issued by a single state and its
SERIES--24                    local governments and authorities or by certain
(UNIT INVESTMENT              U.S. territories or possessions. Each Trust is
TRUSTS)                       formed to provide interest income which in the
------------------------------opinion of counsel is, with certain exceptions,
/ / DESIGNED FOR              exempt from Federal income taxes and from certain
      TAX-FREE INCOME         state and local taxes of the State for which the
/ / DEFINED PORTFOLIOS OF     Trust is named but may be subject to other state
      MUNICIPAL BONDS         and local taxes. There is no assurance that this
/ / MONTHLY INCOME            objective will be met because it is subject to the
MARYLAND TRUST                continuing ability of issuers of the bonds to meet
NORTH CAROLINA TRUST          their principal and interest requirements.
OHIO INSURED TRUST            Furthermore, the market value of the bonds, and
PENNSYLVANIA INSURED TRUST    therefore the value of the Units, will fluctuate
TEXAS INSURED TRUST           with changes in interest rates and other factors.
                              Certain Trusts may be insured. This insurance guarantees the timely payment of principal and interest on but does not guarantee the market value of the bonds or the value of the Units.
                              Minimum Purchase: One Unit



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY MUNICIPAL INVESTMENT TRUST
Pierce, Fenner & Smith         FUND PROSPECTUS PART B.
Incorporated                   INVESTORS SHOULD READ BOTH PARTS OF THIS
Smith Barney Inc.              PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Prudential Securities          REFERENCE.
Incorporated                   INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Dean Witter Reynolds Inc.      1-800-323-1508.
PaineWebber Incorporated       PROSPECTUS PART A DATED MARCH 21, 1997.

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Defined Asset FundsSM
Defined Asset Funds are America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. Each portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
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Defined Multistate Series
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Our defined portfolios of municipal bonds offer you a simple and convenient way to earn tax-free monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide interest income exempt from regular federal income taxes through investment in a fixed portfolio consisting primarily of municipal bonds issued by or on behalf of a single state and its local governments and authorities. Units may also be exempt from certain state and local taxes for residents of the State.

DIVERSIFICATION

Each Portfolio contains a number of different bond issues. Spreading your investment among different issuers reduces your risk, but does not eliminate it, especially since each Portfolio contains bonds of only one State. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time. The information in this prospectus is as of December 31, 1996, the evaluation date.
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Defining Your Portfolio
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PROFESSIONAL SELECTION AND SUPERVISION

Each Portfolio contains a variety of bonds selected by experienced buyers. The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.

MONTHLY FEDERALLY TAX-FREE INTEREST INCOME

Each Portfolio pays monthly income, even though the bonds generally pay interest semi-annually.

INSURANCE

The bonds included in certain Trusts may be insured. This insurance guarantees the timely payment of principal of and interest on the bonds, but does not guarantee the value of the bonds or the units. Insurance may not cover accelerated payments of principal or any increase in interest payments or premiums payable on mandatory redemptions, including if interest on a bond is determined to be taxable. (See Bonds Backed by Letters of Credit or Insurance in Part B).

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

Although many bonds are subject to optional refunding or call provisions, we selected bonds with call protection. This call protection means that any bond in a Portfolio generally cannot be called for a number of years after the initial date of deposit (which was January 21, 1993) and thereafter at a declining premium over par.

TAX INFORMATION

Based on the opinion of bond counsel, income from the bonds held by this Fund is generally 100% exempt under existing laws from regular federal income tax and certain state and local personal income taxes for residents of a particular State. Any gain on a disposition of the underlying bonds or units will be subject to tax.
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Defining Your Investment
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PUBLIC OFFERING PRICE

The Public Offering Price as of the evaluation date, is based on the aggregate bid side value of the underlying bonds in the Portfolio, divided by the number of units outstanding, plus a sales charge. The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into a separate portfolio of federally tax-exempt bonds. Most or all of the bonds in that portfolio, however, will not be insured or exempt from state and local taxes. Reinvesting helps to compound your income free of federal income taxes.

PRINCIPAL DISTRIBUTIONS

Principal from sales, redemptions and maturities of bonds in each Trust will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time. Your price is based on the then current net asset value of the Portfolio (based on the lower bid side evaluation of the bonds, as determined by an independent evaluator), plus principal cash, if any, as well as accrued interest. There is no fee for redeeming or selling your units.
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Defining Your Risks
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RISK FACTORS

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds and any insurance companies backing certain of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any security to be sold. There is no guarantee that the Fund will achieve its investment objective.

In addition, each Portfolio has fewer bond issues than a national fund, and is concentrated in bonds of issuers located in only one State. There may be additional risk from decreased diversification as well as from factors particular to that State.

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                             Defined Maryland Trust
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PORTFOLIO DIVERSIFICATION

The Portfolio contains 5 Maryland bonds and 1 Puerto Rico bond.

TYPES OF BONDS

The Portfolio consists of municipal bonds of the following types:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / General Obligation                                 17%
/ /Hospitals/Nursing Homes/Mental
      Health Facilities                                39%
/ / Industrial Development Revenue                     17%
/ / Refunded Bonds                                     18%
/ / State/Local Municipal Electric
  Utilities                                            9%


INSURANCE
Approximately 37% of the bonds included in the Portfolio are insured.

RISK FACTORS

The Portfolio is concentrated in Hospital/Nursing Home/Mental Health Facility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. (See Risk Factors in Part B.) The Portfolio is also concentrated in bonds of Maryland issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to Maryland, which are briefly described on the following page.

PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 91% of the bonds were valued at a premium over par and 9% at a discount from par (see Risk Factors in Part B).

TERMINATION DATE

The Portfolio will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Portfolio may be terminated if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Portfolio was 81% of the face amount of bonds deposited.

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Defining Your Income
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WHAT YOU MAY EXPECT

(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit:                         $    3.93
Annual Income per unit:                                  $   47.23


These figures are estimates determined as of the evaluation date and actual payments may vary.
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Defining Your Costs
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PUBLIC OFFERING PRICE PER UNIT                      $902.79

The Public Offering Price as of December 31, 1996, the evaluation date, is based on the aggregate bid side value of the bonds ($2,664,098), divided by the number of units outstanding (3,102), plus a sales charge of 4.87% of the Public Offering Price (5.118% of the value of the underlying bonds). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price.

The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $858.83 ($43.96 less than the Public Offering Price).

SALES CHARGE

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                          As a %
                                                    of Secondary
                                                   Market Public
                                                   Offering Price
                                                   -----------------
Maximum Sales Charges                                       5.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                       Per Unit
                                                   --------------
Trustee's Fee                                        $     0.59
Portfolio Supervision and Bookkeeping Fees           $     0.32
Evaluator's Fee                                      $     0.22
Other Operating Expenses                             $     0.51
                                                   --------------
TOTAL                                                $     1.64

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                            Maryland Taxes and Risks
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MARYLAND RISK FACTORS

     The financial condition of the State of Maryland is impacted by various economic, social and environmental conditions that affect the U.S. generally and the Mid-Atlantic region in particular. Among others, changes in levels of Federal funding and financial support of certain industries, as well as changes in burdens created by Federal regulations, will affect the revenues generated by Maryland businesses, and hence the levels of State tax revenues. Additionally, limitations placed by the State's Constitution on the State and its local governments covering income taxes, ad valorem taxes, bond indebtedness and other matters, as well as various statutory limitations, may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The Maryland economy has undergone and continues to undergo a shift away from its historically significant manufacturing and industrial base to a service-based economy, resulting in the loss of many defense-and construction-related jobs. Also, cutbacks in Federal spending (such as are projected for the near future) generally affect Maryland more than other states, since many thousands of residents of the State work for the Federal government and its agencies in and around Washington, D.C. Baltimore City and certain other urban areas continue to experience decreases in population and an erosion of the tax base necessary to provide essential services at current tax rates.

     General obligation bonds of the State are currently rated Aaa by Moody's Investors Serivice and AAA by Standard & Poor's.

MARYLAND TAXES

     In the opinion of Weinberg & Green LLC, Baltimore, Maryland, special counsel on Maryland tax matters, under existing Maryland law:

       1. The Maryland Trust will not be recognized as an association taxable as a corporation, and the income of the Maryland Trust will be treated as the income of the Holder. The Maryland Trust is not a 'financial institution' subject to the Maryland Franchise Tax measured by net earnings. The Maryland Trust is not subject to Maryland property taxes imposed on the intangible personal property of certain corporations.

       2. A Holder will not be required to include the Holder's share of the earnings of, or distributions from, the Maryland Trust in the Holder's Maryland taxable income to the extent that such earnings or distributions represent interest excludable from gross income for federal income tax purposes received by the Maryland Trust on obligations of the State of Maryland, or the Government of Puerto Rico, or the Government of Guam and their respective political subdivisions and authorities. Subject to a three-year phase-in period, interest on Debt Obligations is not subject to the Maryland Franchise Tax imposed on 'financial institutions'.

       3. In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Maryland Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable by Maryland.

       4. A Holder may recognize taxable gain or loss, which will be capital gain or loss except in the case of a dealer or a financial institution, when the Holder disposes of all or part of the Holder's pro rata portion of the Debt Obligations in the Maryland Trust. A Holder will be considered to have disposed of all or part of the Holder's pro rata portion of each Debt Obligation when the Holder sells or redeems all or some of the Holder's Units. A Holder will also be considered to have disposed of all or part of the Holder's pro rata portion of a Debt Obligation when all or part of the Debt Obligation is disposed of by the Maryland Trust or is redeemed or paid at matuity. Capital gains included in the gross income of Holders for federal income tax purposes may be subtracted from income for Maryland income tax purposes only to the extent that the gain is derived from the disposition of Debt Obligations issued by the State of Maryland and its political subdivisions by the Maryland Trust. Subject to a three-year phase-in period, profits realized on the sale or exchange of Debt Obligations are not subject to the Maryland Franchise Tax imposed on 'financial institutions'.

       5. Units of the Maryland Trust will be subject to Maryland inheritance and estate tax only if held by Maryland residents.

       6. Neither the Debt Obligations nor the Units will be subject to Maryland personal property tax.

       7. The sales of Units in Maryland or the holding of Units in Maryland will not be subject to Maryland Sales or Use Tax.

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                          Defined North Carolina Trust
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PORTFOLIO DIVERSIFICATION

The Portfolio contains 6 North Carolina bonds and 1 Puerto Rico bond.

TYPES OF BONDS

The Portfolio consists of municipal bonds of the following types:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ /Hospitals/Nursing Homes/Mental
       Health Facilities                               45%
/ / Refunded Bonds                                     15%
/ / State/Local Municipal Electric
  Utilities                                            40%


INSURANCE

Approximately 15% of the bonds included in the Portfolio are insured.

RISK FACTORS

The Portfolio is concentrated in Hospital/Nursing Home/Mental Health Facility bonds and State/Local Municipal Electric Utility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. (See Risk Factors in Part B.) The Portfolio is also concentrated in bonds of North Carolina issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to North Carolina, which are briefly described on the following page.

PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 91% of the bonds were valued at a premium over par and 9% at a discount from par (see Risk Factors in Part B).

TERMINATION DATE

The Portfolio will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Portfolio may be terminated if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Portfolio was 102% of the face amount of bonds deposited.

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Defining Your Income
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WHAT YOU MAY EXPECT

(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit:                         $    4.98
Annual Income per unit:                                  $   59.84


These figures are estimates determined as of the evaluation date and actual payments may vary.
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Defining Your Costs
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PUBLIC OFFERING PRICE PER UNIT                     $1,077.03

The Public Offering Price as of December 31, 1996, the evaluation date, is based on the aggregate bid side value of the bonds ($3,374,561), divided by the number of units outstanding (3,300), plus a sales charge of 5.05% of the Public Offering Price (5.323% of the value of the underlying bonds). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price.

The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,022.59 ($54.44 less than the Public Offering Price).

SALES CHARGE

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                          As a %
                                                    of Secondary
                                                   Market Public
                                                   Offering Price
                                                   -----------------
Maximum Sales Charges                                       5.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                      Per Unit
                                                  ---------------
Trustee's Fee                                        $    0.70
Portfolio Supervision and Bookkeeping Fees           $    0.36
Evaluator's Fee                                      $    0.21
Other Operating Expenses                             $    0.48
                                                  ---------------
TOTAL                                                $    1.75

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                         North Carolina Taxes and Risks
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NORTH CAROLINA RISK FACTORS

     The population, labor force, per capita income and North Carolina economy has experienced general growth over the past 25 years. During the period from 1970 to 1980 the State increased from the twelfth to the tenth most populous state in the nation. The population grew by approximately 13% from 1980 to 1990 (to 6,657,106 persons), with the State maintaining its ranking as tenth most populous state. According to State figures, the population as of July 1996 was 7,322,317, an increase of 9.9% from the 1990 census figure. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having six municipalities with populations in excess of 100,000. During the period 1980 to 1996, the State labor force grew about 30% (from 2,855,200 to 3,718,000). Unemployment in the past several years has been below the national average. Per capita income during the period 1985 to 1996 grew from $11,870 to $21,103, an increase of 77.8%.

     The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of June 1996 the State ranked eleventh nationally in non-agricultural employment and eighth in manufacturing employment. In 1995, the State's gross agricultural income of nearly $7.0 billion placed it eighth in the nation in gross agricultural income. In 1995 more than $9.2 billion was spent on tourism in the State, an amount that exceeded gross agricultural income.

     The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices.

     The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. The poultry industry is now the leading source of gross agricultural income at 29%, and the pork industry provides over 16% of the total agricultural income. North Carolina is the third most diversified agricultural state in the nation. Although the number of farms has been decreasing (about 19% in eight years), a strong agribusiness sector supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

     The State constitution requires a balanced state budget. The general economic recession of the late 1980s and early 1990s, and particularly the reduced level of state tax revenue that resulted, caused the State to expend nearly all of its retained surplus and to impose new taxes and expenditure reductions in order to avoid a budget deficit. The State's actions helped maintain a favorable rating for the State's debt obligations, although rating agencies expressed concern about the effect, in the long term, of reductions in infrastructure, evaluation and social development project spending that were effected by the budget measures. North Carolina, like the nation generally, has experienced economic recovery during the 1990's. In the 1996-97 Budget prepared by the Office of the State Budget and Management, it is projected that General Fund Net Revenues, adjusted for all revenue law changes, will increase 3% over 1995-96. This increase is expected to result primarily from growth in the North Carolina economy. The General Fund balance at the end of the 1995-96 fiscal year was reported at approximately $406 million. As of November, 1996, the amount of uncommitted funds of the State was $586 million.

     In 1995 the General Assembly reviewed several tax measures and repealed the state tax on intangibles. In addition, in the 1996 session, the legislature reduced the corporate income tax rate from 7.75% to 6.9% (phased in over four years) and reduced the face tax from 4% to 3%. It is unclear what effect these developments at the State level might have on the value of the Bonds in the North Carolina Trust.

     It is expected that few, if any, Bonds in the Trust will be general obligation bonds backed by the taxing power of the government. Most bonds are expected to be revenue bonds payable exclusively from certain revenue-producing governmental activities or from revenues generated by private entities. These Bonds may be subject to particular risks that are not reflected in general economic conditions.

     General obligation bonds of the State of North Carolina currently are rated Aaa by Moody's and AAA by Standard & Poor's.

NORTH CAROLINA TAXES

     In the opinion of Hunton & Williams, Raleigh, North Carolina, special counsel on North Carolina tax matters, under existing North Carolina law:

     Upon the establishing of the North Carolina Trust and the Units thereunder:

       1. The North Carolina Trust is not an 'association' taxable as a corporation under North Carolina law with the result that income of the North Carolina Trust will be deemed to be income of the Holders.

       2. Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Trust will retain its tax-exempt status when received by the Holders.

       3. Holders will realize a taxable event when the North Carolina Trust disposes of a Bond or when a Holder redeems or sells his Units, and taxable gains for federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit received by the North Carolina Trust will retain its tax-exempt status in the hands of the Holders.

       4. Holders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is achieved by lowering the Holder's basis (as adjusted) in his Units, with no deduction against gross income for the year.

     The opinion of Hunton & Williams is based, in part, on the opinion of Davis Polk & Wardwell regarding federal tax status and upon current interpretations and rulings of the North Carolina Department of Revenue, which are subject to change.

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                           Defined Ohio Insured Trust
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PORTFOLIO DIVERSIFICATION

The Portfolio contains 7 Ohio bonds.

TYPES OF BONDS

The Portfolio consists of municipal bonds of the following types:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / General Obligation                                 34%
/ /Hospitals/Nursing Homes/Mental
      Health Facilities                                13%
/ / Lease Rental Appropriation                         17%
/ / Municipal Water/Sewer Utilities                    21%
/ / State/Local Municipal Electric
  Utilities                                            15%


INSURANCE

The approximate percentage of the aggregate face amount of the Portfolio insured by each insurance company is:


AMBAC Indemnity Corporation                             26%
Financial Guaranty Insurance Company                    26%
MBIA Insurance Corporation                              48%


RISK FACTORS

The Portfolio is concentrated in General Obligation bonds. (See Risk Factors in Part B.) The Portfolio is also concentrated in bonds of Ohio issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to Ohio, which are briefly described on the following page.

PREMIUM AND DISCOUNT ISSUES
On the evaluation date, all of the bonds were valued at a premium over par (see Risk Factors in Part B).

TERMINATION DATE

The Portfolio will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Portfolio may be terminated if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Portfolio was 89% of the face amount of bonds deposited.

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Defining Your Income
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WHAT YOU MAY EXPECT

(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit:                         $    4.77
Annual Income per unit:                                  $   57.27


These figures are estimates determined as of the evaluation date and actual payments may vary.
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Defining Your Costs
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PUBLIC OFFERING PRICE PER UNIT                     $1,073.15

The Public Offering Price as of December 31, 1996, the evaluation date, is based on the aggregate bid side value of the bonds ($3,120,516), divided by the number of units outstanding (3,051), plus a sales charge of 4.69% of the Public Offering Price (4.924% of the value of the underlying bonds). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price.

The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,022.78 ($50.37 less than the Public Offering Price).

SALES CHARGE

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                          As a %
                                                    of Secondary
                                                   Market Public
                                                   Offering Price
                                                   -----------------
Maximum Sales Charges                                       5.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                      Per Unit
                                                  ---------------
Trustee's Fee                                        $    0.69
Portfolio Supervision and Bookkeeping Fees           $    0.36
Evaluator's Fee                                      $    0.22
Other Operating Expenses                             $    0.54
                                                  ---------------
TOTAL                                                $    1.81

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                              Ohio Taxes and Risks
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OHIO RISK FACTORS

     Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Although manufacturing (including auto-related manufacturing) remains an important part of Ohio's economy, the greatest growth in employment in Ohio in recent years, consistent with national trends, has been in the non-manufacturing area. Agriculture and the related agriculture sectors, however, remain a very important segment of the economy in Ohio.

     The general revenue fund ('GRF') appropriations act for the 1994-1995 biennium provided for total GRF biennial expenditures of approximately $30.7 billion. The GRF balance was approximately $928 million at the end of the 1994-95 biennium. The GRF appropriations act for the current biennium provides for total GRF biennial expenditures of approximately $33.5 billion.

     Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies often occur in some months of a fiscal year. Statutory provisions provide for effective management of these temporary cash flow deficiencies by permitting adjustment of payment schedules and the use of the total operating fund.

     At various times, Ohio voters have authorized the incurrence of State debt to which taxes or excises are pledged for payment.

     The Ohio public and joint vocational school districts receive a major portion of their operating funds from State subsidy appropriations and receipts from locally-voted taxes. Litigation alleging that the Ohio system of school funding violates various provisions of the Ohio Constitution is currently pending on appeal. It is not possible at this time to state whether the suit will be successful or, if plaintiffs should prevail, the effect on the State's present school funding system, including the amount of and criteria for State basic aid allocations to school districts.

     Various Ohio municipalities have experienced fiscal difficulties and the State established an act in 1979 to identify and assist cities and villages experiencing defined 'fiscal emergencies'.

     General obligation bonds of the State of Ohio are currently rated Aa1 by Moody's and AA+ by Standard & Poor's, except that highway bonds of the State of Ohio are currently rated AAA by Standard & Poor's. The general obligation bonds and highway bonds are rated AA+ by Fitch. These ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, information.

OHIO TAXES

     In the opinion of Vorys, Sater, Seymour and Pease, Columbus, Ohio, special counsel on Ohio tax matters and subject to the assumptions and qualifications contained in such opinion, under existing Ohio law:

     The Ohio Trust is not an association subject to the Ohio corporation franchise tax or the Ohio tax on dealers in intangibles and the Trustees will not be subject to the Ohio personal income tax.

     In calculating an investor's Ohio personal income tax or Ohio corporation franchise tax, an investor will not be required to include in the investor's 'adjusted gross income' or 'net income', as the case may be, the investor's share of interest received by or distributed from the Ohio Trust on any Bond in the Ohio Trust, the interest on which is exempt from Ohio personal income or corporation franchise taxes, as the case may be.

     In calculating an investor's Ohio personal income tax or Ohio corporation franchise tax, an investor will be required to include in the investor's 'adjusted gross income' or 'net income', as the case may be, capital gains and losses which the investor must recognize for Federal income tax purposes (upon the sale or other disposition of Units by the investor or upon the sale or other disposition of Bonds by the Ohio Trust), except gains and losses attributable to Bonds specifically exempted from such taxation by the Ohio law authorizing their issuance. An investor subject to the Ohio corporation franchise tax may, in the alternative if it results in a larger amount of tax payable, be taxed upon its net worth and, for this purpose, is required to include in its net worth the full value, as shown on the books of the corporation, of all Units which it owns.

     The investor's share of interest received by or distributed from the Ohio Trust on Bonds or gains realized by the investor from the sale, exchange or other disposition of Units by the investor or from the sale, exchange or other disposition of Bonds by the Ohio Trust, as a result of the repeal of the Ohio tax on intangible personal property, might be required to be included in an investor's taxable income for municipal income tax purposes in Ohio if (1) such interest or gain is not exempt from Ohio municipal income taxes by virtue of a specific statutory or constitutional exemption from such taxes (regarding which no blanket opinion is being given), and (2) the Ohio municipality in which the investor resides was taxing such income on or before April 1, 1986, and such tax was submitted to and approved by the voters of such municipality in an election held on November 8, 1988.

     Assuming that the Ohio Trust will not hold any tangible personal property nor any real property, neither Bonds held by the Ohio Trust nor Units of the Ohio Trust held by individuals are subject to any property tax levied by the State of Ohio or any political subdivision thereof. Units of the Ohio Trust held by individuals may be subject to Ohio estate taxes.

     Units of the Ohio Trust held by individuals may be subject to Ohio estate taxes.

--------------------------------------------------------------------------------
                       Defined Pennsylvania Insured Trust
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION

The Portfolio contains 8 Pennsylvania bonds.

TYPES OF BONDS

The Portfolio consists of municipal bonds of the following types:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ / Airports/Ports/Highways                            17%
/ / General Obligation                                 15%
/ /Hospitals/Nursing Homes/Mental
      Health Facilities                                49%
/ / Refunded Bonds                                     19%


INSURANCE

The approximate percentage of the aggregate face amount of the Portfolio insured by each insurance company is:


AMBAC Indemnity Corporation                             46%
Financial Guaranty Insurance Company                    17%
MBIA Insurance Corporation                              37%


RISK FACTORS

The Portfolio is concentrated in Hospital/Nursing Home/Mental Health Facility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. (See Risk Factors in Part B.) The Portfolio is also concentrated in bonds of Pennsylvania issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to Pennsylvania, which are briefly described on the following page.

PREMIUM AND DISCOUNT ISSUES
On the evaluation date, 83% of the bonds were valued at a premium over par and 17% at a discount from par (see Risk Factors in Part B).

TERMINATION DATE
The Portfolio will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Portfolio may be terminated if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Portfolio was 87% of the face amount of bonds deposited.

----------------------------------------------------------------
Defining Your Income
----------------------------------------------------------------

WHAT YOU MAY EXPECT

(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit:                         $    4.87
Annual Income per unit:                                  $   58.53


These figures are estimates determined as of the evaluation date and actual payments may vary.
----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                     $1,080.57

The Public Offering Price as of December 31, 1996, the evaluation date, is based on the aggregate bid side value of the bonds ($4,355,147), divided by the number of units outstanding (4,213), plus a sales charge of 4.33% of the Public Offering Price (4.530% of the value of the underlying bonds). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price.

The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,033.74 ($46.83 less than the Public Offering Price).

SALES CHARGE

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                          As a %
                                                    of Secondary
                                                   Market Public
                                                   Offering Price
                                                   -----------------
Maximum Sales Charges                                       5.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                      Per Unit
                                                  ---------------
Trustee's Fee                                        $    0.70
Portfolio Supervision and Bookkeeping Fees           $    0.36
Evaluator's Fee                                      $    0.16
Other Operating Expenses                             $    0.44
                                                  ---------------
TOTAL                                                $    1.66

--------------------------------------------------------------------------------
                          Pennsylvania Taxes and Risks
--------------------------------------------------------------------------------

PENNSYLVANIA RISK FACTORS

     The Commonwealth of Pennsylvania and certain of its municipal subdivisions, including the City of Philadelphia, have undergone the financial difficulties and pressures that accompany a decline in economic conditions. As the heavy industries historically associated with Pennsylvania -- e.g., coal, steel and railroad -- have declined with increasing competition from foreign producers, the services sector, including trade, medical and health services, education and financial institutions, has provided major new sources of growth. Agriculture and related industries continue to be an important part of Pennsylvania's economy.

     Both the Commonwealth of Pennsylvania and the City of Philadelphia have historically experienced significant revenue shortfalls. On the other hand, rising demands on state programs, particularly for medical assistance and cash assistance programs, and the increased cost of special education programs and correction facilities and programs, have contributed to increased expenditures. In response, the Commonwealth and the City of Philadelphia have, in recent years, sought to balance budgets with a combination of tax increases and expenditure restraints.

     To deal with its budget deficits, Philadelphia has considered significant service cuts and a plan to privatize certain city-provided services. In addition, in 1991 the Commonwealth created the Pennsylvania Inter-Governmental Cooperation Authority ('PICA'), with authority to issue notes and bonds on behalf of Philadelphia to cover budget shortfalls, to eliminate projected deficits and to fund capital spending. PICA has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the City. However, its power to issue bonds for the most purposes expired on December 31, 1994 and its power to issue bonds to finance a cash flow deficit expired on December 31, 1996. PICA's authority to refund existing debt will not expire. PICA had approximately $1.1 billion in special revenue bonds outstanding as of June 30, 1996.

     Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds are currently rated AA-by Standard & Poor's and A1 by Moody's, while Philadelphia's general obligation bonds are rated BBB-and Baa by Standard & Poor's and Moody's, respectively.

PENNSYLVANIA TAXES

     The following summarizes the opinion of Drinker Biddle & Reath, Philadelphia, Pennsylvania, special counsel on Pennsylvania tax matters, under existing law:

     1. The Fund will be recognized as a trust and will not be taxable as a corporation for Pennsylvania state and local tax purposes.

     2. Units of the Fund are not subject to the County Personal Property Tax presently in effect in Pennsylvania to the extent of that proportion of the Fund represented by bonds issued by the Commonwealth of Pennsylvania, its agencies and instrumentalities, or by any county, city, borough, town, township, school district, municipality or local housing or parking authority in the Commonwealth of Pennsylvania ('Pennsylvania Obligations'). Fund Units may be taxable under the Pennsylvania inheritance and estate taxes.

     3. Distributions to investors in the Fund attributable to interest from Pennsylvania Obligations are not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax imposed on corporations by Article IV of the Pennsylvania Tax Reform Code, nor are such distributions taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals.

     4. Although there is no published authority on the subject, counsel is of the opinion that any insurance proceeds paid in lieu of interest on defaulted tax-exempt bonds will be exempt from the Pennsylvania Personal Income Tax either as payment in lieu of tax-exempt interest or as payments of insurance proceeds which are not included in any of the classes of income specified as taxable under the Pennsylvania Personal Income Tax Law. Further, because such insurance proceeds are excluded from the Federal income tax base, such proceeds will not bee subject to the Pennsylvania Corporate Net Income Tax. Proceeds from insurance policies are expressly excluded from the Philadelphia School District Investment Income Tax and, accordingly, insurance proceeds paid to replace defaulted payments under any bonds will not be subject to that tax.

     5. Distributions to investors in the Fund attributable to gain on the disposition by the Fund of Pennsylvania Obligations (whether by sale, redemption or payment at maturity) will be taxable under the Pennsylvania Personal Income Tax, the Pennsylvania Corporate Income Tax, and, unless the obligation has been held for more than six months, the Philadelphia School District Investment Income Tax. Distributions attributable to gain on the disposition of any obligation held more than six months will not be subject to the Philadelphia School District Investment Income Tax.

     6. To the extent the value of Units is represented by obligations of the Commonwealth of Puerto Rico or obligations of the territory of Guam, such value will not be subject to the Pennsylvania County Personal Property Tax to the extent required by Federal statutes. Distributions to investors in the Fund attributable to interest on such obligations is not taxable under any of the Pennsylvania State and local income taxes referred to above. Distributions to investors in the Fund attributable to gain on the disposition of such obligations will be taxable under the Pennsylvania State and local income taxes referred to above, except that gain on any obligation held for more than six months is not subject to the Philadelphia School District Investment Income Tax.

     7. Gain on the disposition of a Unit will be taxable under the Pennsylvania Personal Income Tax, the Pennsylvania Corporate Income Tax, and, unless the Unit has been held for more than six months, the Philadelphia School District Investment Income tax. Gain on the disposition of a Unit held more than six months will not be subject to the Philadelphia School District Investment Income Tax.

--------------------------------------------------------------------------------
                          Defined Texas Insured Trust
--------------------------------------------------------------------------------


PORTFOLIO DIVERSIFICATION

The Portfolio contains 8 Texas bonds.

TYPES OF BONDS

The Portfolio consists of municipal bonds of the following types:


                                                   APPROXIMATE
                                                    PORTFOLIO
                                                   PERCENTAGE
/ /Hospitals/Nursing Homes/Mental
       Health Facilities                               44%
/ / Municipal Water/Sewer Utilities                    25%
/ / Refunded Bonds                                     2%
/ / State/Local Municipal Electric
  Utilities                                            29%


INSURANCE

The approximate percentage of the aggregate face amount of the Portfolio insured by each insurance company is:


AMBAC Indemnity Corporation                             25%
Financial Guaranty Insurance Company                    12%
Financial Security Assurance Inc.                       16%
MBIA Insurance Corporation                              47%


RISK FACTORS

The Portfolio is concentrated in Hospital/Nursing Home/Mental Health Facility bonds, Municipal Water/Sewer Utility bonds and State/Local Municipal Electric Utility bonds and is therefore dependent to a significant degree on revenues generated from those particular activities. (See Risk Factors in Part B.) The Portfolio is also concentrated in bonds of Texas issuers and is subject to additional risk from decreased diversification as well as from factors that may be particular to Texas, which are briefly described on the following page.

PREMIUM AND DISCOUNT ISSUES
On the evaluation date, 86% of the bonds were valued at a premium over par and 14% at a discount from par (see Risk Factors in Part B).

TERMINATION DATE

The Portfolio will generally terminate no later than the maturity date of the last maturing bond listed in the Portfolio. The Portfolio may be terminated if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Portfolio was 94% of the face amount of bonds deposited.

----------------------------------------------------------------
Defining Your Income
----------------------------------------------------------------

WHAT YOU MAY EXPECT

(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit:                         $    4.90
Annual Income per unit:                                  $   58.91


These figures are estimates determined as of the evaluation date and actual payments may vary.
----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                     $1,083.09

The Public Offering Price as of December 31, 1996, the evaluation date, is based on the aggregate bid side value of the bonds ($3,796,512), divided by the number of units outstanding (3,680), plus a sales charge of 4.75% of the Public Offering Price (4.985% of the value of the underlying bonds). An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price.

The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,031.66 ($51.43 less than the Public Offering Price).

SALES CHARGE

Although the Trust is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                          As a %
                                                    of Secondary
                                                   Market Public
                                                   Offering Price
                                                   -----------------
Maximum Sales Charges                                       5.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                      Per Unit
                                                  ---------------
Trustee's Fee                                        $    0.70
Portfolio Supervision and Bookkeeping Fees           $    0.36
Evaluator's Fee                                      $    0.19
Other Operating Expenses                             $    0.42
                                                  ---------------
TOTAL                                                $    1.67

--------------------------------------------------------------------------------
                             Texas Taxes and Risks
--------------------------------------------------------------------------------

TEXAS RISK FACTORS

     Although the Texas economy has performed well in recent years, the state economy faces a number of challenges. Exports have become an increasingly important component of the economy of Texas, totalling approximately $68.8 billion in 1995. The recent financial crisis in Mexico demonstrates the risk to that segment of the Texas economy, however. Texas exported $21.9 billion of goods and services to Mexico in 1995, down approximately $2 billion from the level in 1994. Additional economic difficulties in Mexico could have additional adverse effects on the Texas economy, including on retail trade in the Texas-Mexico border region. One governmental estimate has suggested that the recent Mexican crisis could result in a one-half of one percent reduction in the forecasted growth in the Texas economy for the 1996-1997 fiscal biennium in Texas.

     The decisions of the federal government's base closure commission relating to military base closures included a decision to close Kelly Air Force Base in San Antonio, Texas, a major employer of civilians in the metropolitan San Antonio area. State and local officials have expressed concern that this closure could ultimately result in the loss of 13,000 jobs in the area and would affect the Hispanic population of the area disproportionately. Military bases in three other communities in Texas will be adversely affected by the decisions of the base closure commission.

     In the recent past Texas' population growth has exceeded job growth in the state, and Texas has the highest poverty rate among the ten most populace states. Consequently, the Texas state government faces challenges as demands for state services increase and the spending of state funds is required by court orders, federal mandates and growing social services caseloads. Developments in national health and human services policy could effect the Texas economy significantly. Approximately one-third of the Texas state government's expenditures in recent years have been made in the area of health and human services, and Texas has received substantial amounts of federal funds to pay for such services in part. The welfare reform legislation adopted by the United States Congress and signed into law by President Clinton in August, 1996, provides for limits on the Aid to Dependent Children benefits, reduces food stamp benefits and prohibits the provision of food stamps and Supplemental Security Income to legal immigrants. In addition, certain limits are imposed on the amount of lifetime benefits that can be paid to any recipients of welfare benefits. Moreover, the federal governments will provide funds to states through block grants, with the funds provided to be administered by the states. Although the ultimate effect of the new federal law on Texas' public assistance programs is unclear, with its high number of legal immigrants and dependence of poorer Texans on food stamps, the new law may have a disproportionate effect on those programs. Typically block grant formulas have been perceived to discriminate against states having demographics like those of Texas, leaving Texas with a relatively smaller portion of all federal funds provided to the states for welfare programs. It is possible that under the new law, Texas will lose substantial amounts of federal funding of its public assistance programs, placing even greater strains on Texas' state and local finances if public assistance is to continue at the current levels.

     During the first half of 1996, many parts of Texas suffered a severe drought. In some areas of Texas, the drought of 1996 was a continuation of a drought that started in 1994. As of April 1996, 115 of Texas' 254 counties had qualified for low-interest loans from the federal government. The drought has had a substantial effect on Texas' $15 billion farming and ranching industry. In addition, the drought has emphasized the concerns that lower rainfall levels and increased water use for all purposes has left many regions of Texas with reduced fresh water resources. If Texas continues to have the annual rainfalls of the levels experienced in the last few years, the availability of water will continue to adversely affect agricultural and other industries, place strains on municipal water resources for a number of Texas cities, and may have other effects on the resources of the Texas state government, such as a need to expend governmental resources on costly water management projects.

     The Texas Legislature is expected to consider the reform of the current property tax system that funds public education in Texas during its session that convened on January 14, 1997. There is no assurance that any tax reform measure will be adopted or, if any is adopted, what the nature of that reform would be or that it would not adversely affect the Texas economy.

     Texas' general obligation bonds are rated AA by Standard & Poor's and Aa by Moody's.

TEXAS TAXES

        In the opinion of Hughes & Luce, L.L.P., Dallas, Texas, special counsel on Texas tax matters, under Texas law existing on July 31, 1996, applicable to individuals who are residents of Texas for state tax purposes:

        1. The Texas franchise tax functions as an income tax in certain respects, and is imposed on corportions, limited liability companies and certain banks, limited banking associations and savings and loan associtions. Assuming that the Texas Trust is not a corporation, limited liability company, bank, limited banking association or savings and loan association (in each case for Texas franchise tax purposes), the income of the Texas Trust will not be subject to an income tax levied by the State of Texas or any political subdivision thereof.

        2. The income derived from the Texas Trust by the Holders who are individuals will not be subject to any income tax levied by the State of Texas or any political subdivision thereof.

        3. Assuming that the Texas Trust will not hold any tangible property, neither Debt Obligations held by the Texas Trust nor Units of the Texas Trust held by individuals are subject to any property tax levied by the State of Texas or any political subdivision thereof,

        4. Units of the Texas Trust held by individuals may be subject to Texas inheritance taxes.

     Neither the Sponsors, Davis Polk & Wardwell nor Hughes & Luce, L.L.P. (except in such cases as Hughes & Luce, L.L.P., has acted or will act as counsel to such issuing authorities), has made or will make any review of the proceedings relating to the issuance of the Debt Obligations nor has Hughes & Luce, L.L.P., made any review of the proceedings relating to the issuance of the Units.

--------------------------------------------------------------------------------
    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS

                             FOR MARYLAND RESIDENTS
--------------------------------------------------------------------------------


                                  COMBINED
                                  EFFECTIVE
TAXABLE INCOME 1997*              TAX RATE                       TAX-FREE YIELD OF
 SINGLE RETURN      JOINT RETURN     %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF


--------------------------------------------------------------------------------
$      0- 24,650  $      0- 41,200  19.25     4.95   5.57     6.19   6.81     7.43   8.05     8.67   9.29     9.91
$ 24,650- 59,750  $ 41,200- 99,600  31.60     5.85   6.58     7.31   8.04     8.77   9.50    10.23  10.96    11.70
$ 59,750-124,650  $ 99,600-151,750  34.45     6.10   6.86     7.63   8.39     9.15   9.92    10.68  11.44    12.20
$124,650-271,050  $151,750-271,050  39.20     6.58   7.40     8.22   9.05     9.87  10.69    11.51  12.34    13.16
OVER $271,050        OVER $271,050  42.62     6.97   7.84     8.71   9.59    10.46  11.33    12.20  13.07    13.94


                          FOR NORTH CAROLINA RESIDENTS
--------------------------------------------------------------------------------


                                  COMBINED
                                  EFFECTIVE
TAXABLE INCOME 1997*              TAX RATE                       TAX-FREE YIELD OF
 SINGLE RETURN      JOINT RETURN     %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF


--------------------------------------------------------------------------------
       0- 24,650  $      0- 41,200  20.95     5.06   5.69     6.33   6.96     7.59   8.22     8.86   9.49    10.12
$ 24,650- 59,750  $ 41,200- 99,600  33.04     5.97   6.72     7.47   8.21     8.96   9.71    10.45  11.20    11.95
$ 59,750-124,650  $ 99,600-151,750  36.35     6.28   7.07     7.86   8.64     9.43  10.21    11.00  11.78    12.57
$124,650-271,050  $151,750-271,050  40.96     6.78   7.62     8.47   9.32    10.16  11.01    11.86  12.70    13.55
OVER $271,050        OVER $271,050  44.28     7.18   8.08     8.97   9.87    10.77  11.67    12.56  13.46    14.36


                               FOR OHIO RESIDENTS
--------------------------------------------------------------------------------


                                  COMBINED
                                  EFFECTIVE
TAXABLE INCOME 1997*              TAX RATE                       TAX-FREE YIELD OF
 SINGLE RETURN      JOINT RETURN     %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF


--------------------------------------------------------------------------------
                  $      0- 41,200  19.42     4.96   5.58     6.21   6.83     7.45   8.07     8.69   9.31     9.93
$      0- 24,650                    18.79     4.93   5.54     6.16   6.77     7.39   8.00     8.62   9.24     9.85
                  $ 41,200- 99,600  32.28     5.91   6.64     7.38   8.12     8.86   9.60    10.34  11.07    11.81
$ 24,650- 59,750                    31.74     5.86   6.59     7.33   8.06     8.79   9.52    10.26  10.99    11.72
$ 59,750-124,650  $ 99,600-151,750  35.76     6.23   7.01     7.78   8.56     9.34  10.12    10.90  11.68    12.45
$124,650-271,050  $151,750-271,050  40.80     6.76   7.60     8.45   9.29    10.14  10.98    11.82  12.67    13.51
OVER $271,050        OVER $271,050  44.13     7.16   8.05     8.95   9.84    10.74  11.63    12.53  13.42    14.32


                           FOR PENNSYLVANIA RESIDENTS
--------------------------------------------------------------------------------


                                  COMBINED
                                  EFFECTIVE                                TAX-FREE YIELD
TAXABLE INCOME 1997*              TAX RATE                                       OF
 SINGLE RETURN      JOINT RETURN     %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF


--------------------------------------------------------------------------------
$      0- 24,650  $      0- 41,200  17.38     4.84   5.45     6.05   6.66     7.26   7.87     8.47   9.08     9.68
$ 24,650- 59,750  $ 41,200- 99,600  30.02     5.72   6.43     7.14   7.86     8.57   9.29    10.00  10.72    11.43
$ 59,750-124,650  $ 99,600-151,750  32.93     5.96   6.71     7.46   8.20     8.95   9.69    10.44  11.18    11.93
$124,650-271,050  $151,750-271,050  37.79     6.43   7.23     8.04   8.84     9.65  10.45    11.25  12.06    12.86
OVER $271,050        OVER $271,050  41.29     6.81   7.66     8.52   9.37    10.22  11.07    11.92  12.77    13.63


                              FOR TEXAS RESIDENTS
--------------------------------------------------------------------------------


                                  EFFECTIVE
TAXABLE INCOME 1997*              TAX RATE                       TAX-FREE YIELD OF
 SINGLE RETURN      JOINT RETURN     %       4%     4.5%     5%     5.5%     6%     6.5%     7%     7.5%     8%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF


--------------------------------------------------------------------------------
$      0- 24,650  $      0- 41,200  15.00     4.71   5.29     5.88   6.47     7.06   7.65     8.24   8.82     9.41
$ 24,650- 59,750  $ 41,200- 99,600  28.00     5.56   6.25     6.94   7.64     8.33   9.03     9.72  10.42    11.11
$ 59,750-124,650  $ 99,600-151,750  31.00     5.80   6.52     7.25   7.97     8.70   9.42    10.14  10.87    11.59
$124,650-271,050  $151,750-271,050  36.00     6.25   7.03     7.81   8.59     9.38  10.16    10.94  11.72    12.50
OVER $271,050        OVER $271,050  39.60     6.62   7.45     8.28   9.11     9.93  10.76    11.59  12.42    13.25


To compare the yield of a taxable security with the yield of a tax-free security, find your taxable income and read across. The table incorporates 1997 federal and applicable State income tax rates and assumes that all income would otherwise be taxed at the investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase out of exemptions, itemized deductions or the possible partial disallowance of deductions. Consequently, investors are urged to consult their own tax advisers in this regard.

DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
MULTISTATE SERIES - 24 (MARYLAND, NORTH CAROLINA,
OHIO, PENNSYLVANIA AND TEXAS TRUSTS)

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
of Defined Asset Funds - Municipal Investment Trust Fund,
Multistate Series - 24 (Maryland, North Carolina, Ohio,
Pennsylvania and Texas Trusts):

We have audited the accompanying statements of condition of Defined Asset Funds - Municipal Investment Trust Fund,
Multistate Series - 24 (Maryland, North Carolina, Ohio,
Pennsylvania and Texas Trusts), including the portfolios, as of December 31, 1996 and the related statements of operations and of changes in net assets for the years ended
December 31, 1996, 1995 and 1994. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December
31, 1996, as shown in such portfolios, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Municipal
Investment Trust Fund, Multistate Series - 24 (Maryland,
North Carolina, Ohio, Pennsylvania and Texas Trusts) at
December 31, 1996 and the results of their operations and changes in their net assets for the above-stated years in conformity with generally accepted accounting principles.













DELOITTE & TOUCHE LLP

New York, N.Y.
February 1, 1997


                      D -  1.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (MARYLAND TRUST)

     STATEMENT OF CONDITION
     As of December 31, 1996

     TRUST PROPERTY:
       Investment in marketable securities -
          at value (cost $ 2,536,849 )(Note 1) ........                                                 $ 2,664,098
       Accrued interest ...............................                                                      66,318
       Cash - principal ...............................                                                           5
                                                                                                        -----------
         Total trust property .........................                                                   2,730,421

     LESS LIABILITY - Income advance from Trustee .....                                                      26,914
                                                                                                        -----------

     NET ASSETS, REPRESENTED BY:
       3,102 units of fractional undivided
          interest outstanding (Note 3) ...............                                 $ 2,664,103

       Undistributed net investment income ............                                      39,404     $ 2,703,507
                                                                                        -----------     ===========

     UNIT VALUE ($ 2,703,507 / 3,102 units ) ..........                                                 $    871.54
                                                                                                        ===========

                  See Notes to Financial Statements.


                                D -  2.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (MARYLAND TRUST)

     STATEMENTS OF OPERATIONS

                                                                               Years Ended December 31,
                                                                        1996              1995              1994
                                                                        ----              ----              ----

     INVESTMENT INCOME:
       Interest income ........................                     $   157,984       $   190,245       $   193,350
       Trustee's fees and expenses ............                          (4,289)           (5,210)           (7,535)
       Sponsors' fees .........................                          (1,134)           (1,309)             (894)
                                                                    ------------------------------------------------
       Net investment income ..................                         152,561           183,726           184,921
                                                                    ------------------------------------------------

     REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS:
       Realized gain (loss) on
         securities sold or redeemed ..........                          (9,359)            2,031
       Unrealized appreciation (depreciation)
         of investments .......................                         (41,166)          391,490          (442,058)
                                                                    ------------------------------------------------
       Net realized and unrealized
         gain (loss) on investments ...........                         (50,525)          393,521          (442,058)
                                                                    ------------------------------------------------

     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ..............                     $   102,036       $   577,247       $  (257,137)
                                                                    ================================================

                  See Notes to Financial Statements.


                                D -  3.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (MARYLAND TRUST)

     STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Years Ended December 31,
                                                                        1996              1995              1994
                                                                        ----              ----              ----

     OPERATIONS:
       Net investment income ..................                     $   152,561       $   183,726       $   184,921
       Realized gain (loss) on
         securities sold or redeemed ..........                          (9,359)            2,031
       Unrealized appreciation (depreciation)
         of investments .......................                         (41,166)          391,490          (442,058)
                                                                    ------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ............                         102,036           577,247          (257,137)
                                                                    ------------------------------------------------
     DISTRIBUTIONS TO HOLDERS (Note 2):
       Income  ................................                        (154,422)         (184,025)         (184,990)
       Principal ..............................                        (500,406)           (4,225)
                                                                    ------------------------------------------------
       Total distributions ....................                        (654,828)         (188,250)         (184,990)
                                                                    ------------------------------------------------
     SHARE TRANSACTIONS:
       Redemption amounts - income ............                            (676)           (1,197)
       Redemption amounts - principal .........                         (43,964)          (97,098)
                                                                    ------------------------------------------------
       Total share transactions ...............                         (44,640)          (98,295)
                                                                    ------------------------------------------------

     NET INCREASE (DECREASE) IN NET ASSETS ....                        (597,432)          290,702          (442,127)

     NET ASSETS AT BEGINNING OF YEAR ..........                       3,300,939         3,010,237         3,452,364
                                                                    ------------------------------------------------
     NET ASSETS AT END OF YEAR ................                     $ 2,703,507       $ 3,300,939       $ 3,010,237
                                                                    ================================================
     PER UNIT:
       Income distributions during
         year .................................                     $     49.04       $     57.48       $     56.92
                                                                    ================================================
       Principal distributions during
         year .................................                     $    158.71       $      1.34
                                                                    ====================================
       Net asset value at end of
         year .................................                     $    871.54       $  1,046.92       $    926.23











                                                                    ================================================
     TRUST UNITS:
       Redeemed during year ...................                              51                97
       Outstanding at end of year .............                           3,102             3,153             3,250
                                                                    ================================================

                  See Notes to Financial Statements.


                                D -  4.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (MARYLAND TRUST)

     NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit
     Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.
               See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month.
     Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

     Cost of 3,102 units at Date of Deposit .....................                                  $ 3,188,081
     Less sales charge ..........................................                                      143,468
                                                                                                   -----------
     Net amount applicable to Holders ...........................                                    3,044,613











     Redemptions of units - net cost of 148 units redeemed
       less redemption amounts (principal).......................                                        4,200
     Realized loss on securities sold or redeemed ...............                                       (7,328)
     Principal distributions ....................................                                     (504,631)
     Unrealized appreciation of investments .....................                                      127,249
                                                                                                   -----------

     Net capital applicable to Holders ..........................                                  $ 2,664,103
                                                                                                   ===========
4.   INCOME TAXES

     As of December 31, 1996, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $127,249, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $2,536,849 at December 31, 1996.


                           D -  5.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (MARYLAND TRUST)

     PORTFOLIO
     As of December 31, 1996

                                               Rating                                             Optional
     Portfolio No. and Title of                  of         Face                                 Redemption
            Securities                       Issues(1)      Amount    Coupon      Maturities(3) Provisions(3)    Cost      Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------

   1 Prince George's Cnty., MD, Genl. Oblig.    AAA     $   455,000     5.500 %      2011      03/15/03     $   437,296 $   461,861
     Bonds, Consolidated Pub. Imp. Bonds,                                                      @  102.000
     Ser. 1993 (AMBAC Ins.) (5)

   2 Prince George's Cnty., MD, Poll. Ctl.      A1(m)       435,000     6.000        2022      09/01/02         435,000     449,516
     Rev. Rfdg. Bonds (Potomac Elec. Proj.),                                                   @  102.000
     1992 Ser.

   3 Maryland Hlth. and Higher Educl. Fac.      AAA         465,000     6.000        2021(6)   07/01/02         455,663     497,950
     Auth., Rev. Bonds, Suburban Hosp. Iss.,                                                   @  100.000
     Ser. 1992

   4 Maryland Hlth. and Higher Educl. Fac.      AAA         510,000     6.000        2018      07/01/03         510,000     528,110
     Auth., Rfdg. Rev. Bonds, North Arundel                                                    @  102.000
     Hosp. Iss., Ser. 1992 (MBIA Ins.) (5)












   5 Maryland Hlth. and Higher Educl. Fac.      A+          500,000     6.000        2021      07/01/01         489,960     504,500
     Auth. Rev. Bonds, Greater Baltimore                                                       @  100.000
     Med. Center Iss., Ser. 1991

   6 Puerto Rico Elec. Pwr. Auth., Pwr. Rev.    BBB+        240,000     5.000        2012      07/01/99         208,930     222,161
     Rfdg. Bonds, Ser. N                                                                       @  100.000

                                                          ---------                                           ---------   ---------
     TOTAL                                              $ 2,605,000                                         $ 2,536,849 $ 2,664,098
                                                          =========                                           =========   =========


                  See Notes to Portfolios on page D - 29.


                                D -  6.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (NORTH CAROLINA TRUST)

     STATEMENT OF CONDITION
     As of December 31, 1996

     TRUST PROPERTY:
       Investment in marketable securities -
          at value (cost $ 3,265,287 )(Note 1) ........                                                 $ 3,374,561
       Accrued interest ...............................                                                      70,063
                                                                                                        -----------
         Total trust property .........................                                                   3,444,624

     LESS LIABILITY - Income advance from Trustee .....                                                      27,317
                                                                                                        -----------

     NET ASSETS, REPRESENTED BY:
       3,300 units of fractional undivided
          interest outstanding (Note 3) ...............                                 $ 3,374,561

       Undistributed net investment income ............                                      42,746     $ 3,417,307
                                                                                        -----------     ===========

     UNIT VALUE ($ 3,417,307 / 3,300 units ) ..........                                                 $  1,035.55
                                                                                                        ===========














                  See Notes to Financial Statements.


                                D -  7.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (NORTH CAROLINA TRUST)

     STATEMENTS OF OPERATIONS

                                                                               Years Ended December 31,
                                                                        1996              1995              1994
                                                                        ----              ----              ----

     INVESTMENT INCOME:
       Interest income ........................                     $   203,250       $   203,250       $   203,250
       Trustee's fees and expenses ............                          (4,649)           (5,309)           (7,569)
       Sponsors' fees .........................                          (1,188)           (1,335)             (756)
                                                                    ------------------------------------------------
       Net investment income ..................                         197,413           196,606           194,925

     UNREALIZED APPRECIATION (DEPRECIATION)
       OF INVESTMENTS .........................                         (57,433)          358,555          (428,822)
                                                                    ------------------------------------------------

     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ..............                     $   139,980       $   555,161       $  (233,897)
                                                                    ================================================

                  See Notes to Financial Statements.


                                D -  8.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (NORTH CAROLINA TRUST)

     STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Years Ended December 31,
                                                                        1996              1995              1994
                                                                        ----              ----              ----

     OPERATIONS:
       Net investment income ..................                     $   197,413       $   196,606       $   194,925
       Unrealized appreciation (depreciation)
         of investments .......................                         (57,433)          358,555          (428,822)
                                                                    ------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ............                         139,980           555,161          (233,897)

     INCOME DISTRIBUTIONS TO
        HOLDERS (Note 2) ......................                        (197,406)         (196,779)         (194,832)
                                                                    ------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS ....                         (57,426)          358,382          (428,729)

     NET ASSETS AT BEGINNING OF YEAR ..........                       3,474,733         3,116,351         3,545,080
                                                                    ------------------------------------------------
     NET ASSETS AT END OF YEAR ................                     $ 3,417,307       $ 3,474,733       $ 3,116,351
                                                                    ================================================
     PER UNIT:
       Income distributions during
         year .................................                     $     59.82       $     59.63       $     59.04
                                                                    ================================================
       Net asset value at end of
         year .................................                     $  1,035.55       $  1,052.95       $    944.35
                                                                    ================================================
     TRUST UNITS:
       Outstanding at end of year .............                           3,300             3,300             3,300
                                                                    ================================================

                  See Notes to Financial Statements.


                                D - 9.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (NORTH CAROLINA TRUST)

     NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit
     Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.
               See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month.
     Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

     Cost of 3,300 units at Date of Deposit .....................                                  $ 3,419,133
     Less sales charge ..........................................                                      153,846
                                                                                                   -----------
     Net amount applicable to Holders ...........................                                    3,265,287
     Unrealized appreciation of investments .....................                                      109,274
                                                                                                   -----------

     Net capital applicable to Holders ..........................                                  $ 3,374,561
                                                                                                   ===========
4.   INCOME TAXES

     As of December 31, 1996, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $109,274, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $3,265,287 at December 31, 1996.













                           D - 10.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (NORTH CAROLINA TRUST)

     PORTFOLIO
     As of December 31, 1996

                                               Rating                                             Optional
     Portfolio No. and Title of                  of         Face                                 Redemption
            Securities                       Issues(1)      Amount    Coupon      Maturities(3) Provisions(3)    Cost      Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------

   1 City of Charlotte, NC, Cert. of Part.      AAA     $   500,000     6.750 %      2021(6)   12/01/01     $   521,455 $   560,200
     Ser. 1991 (Conv. Fac. Proj.), (AMBAC                                                      @  102.000
     Ins.) (5)

   2 North Carolina Eastern Mun. Pwr.           Baa1(m)     500,000     6.400        2021      01/01/03         501,250     507,175
     Agency, Pwr. Sys. Rev. Bonds, Ser.                                                        @  102.000
     1993 A

   3 North Carolina Med. Care Com., Hosp.       AA          500,000     6.000        2021      05/01/01         489,945     502,030
     Rev. Bonds (Carolina Medicorp. Proj.),                                                    @  100.000
     Ser. 1991

   4 North Carolina Mun. Pwr. Agy. Number 1,    A(m)        500,000     6.250        2017      01/01/03         500,000     504,690
     Catawba Elec. Rev. Bonds, Ser. 1992                                                       @  102.000

   5 North Carolina Med. Care Comm., Hosp.      AA          500,000     6.000        2024      10/01/02         489,535     507,365
     Rev. Bonds (Presbyterian Hlth. Serv.                                                      @  102.000
     Corp. Proj.), Ser. 1992

   6 The Charlotte-Mecklenburg Hosp. Auth.,     AA          500,000     6.250        2020      01/01/02         501,940     515,400
     NC, Hlth. Care Sys. Rev. Bonds, Ser.                                                      @  102.000
     1992

   7 Puerto Rico Elec. Pwr. Auth., Pwr. Rev.    BBB+        300,000     5.000        2012      07/01/99         261,162     277,701
     Rfdg. Bonds, Ser. N                                                                       @  100.000

                                                          ---------                                           ---------   ---------
     TOTAL                                              $ 3,300,000                                         $ 3,265,287 $ 3,374,561
                                                          =========                                           =========   =========


                  See Notes to Portfolios on page D - 29.














                                D - 11.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (OHIO TRUST)

     STATEMENT OF CONDITION
     As of December 31, 1996

     TRUST PROPERTY:
       Investment in marketable securities -
          at value (cost $ 2,995,138 )(Note 1) ........                                                 $ 3,120,516
       Accrued interest ...............................                                                      26,406
       Cash - income ..................................                                                      14,791
       Cash - principal ...............................                                                          10
                                                                                                        -----------
         Total trust property .........................                                                   3,161,723

     NET ASSETS, REPRESENTED BY:
       3,051 units of fractional undivided
          interest outstanding (Note 3) ...............                                 $ 3,120,526

       Undistributed net investment income ............                                      41,197     $ 3,161,723
                                                                                        -----------     ===========

     UNIT VALUE ($ 3,161,723 / 3,051 units ) ..........                                                 $  1,036.29
                                                                                                        ===========

                  See Notes to Financial Statements.


                                D - 12.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (OHIO TRUST)













     STATEMENTS OF OPERATIONS

                                                                               Years Ended December 31,
                                                                        1996              1995              1994
                                                                        ----              ----              ----

     INVESTMENT INCOME:
       Interest income ........................                     $   181,802       $   187,299       $   198,799
       Trustee's fees and expenses ............                          (4,527)           (5,232)           (7,483)
       Sponsors' fees .........................                          (1,108)           (1,166)           (1,101)
                                                                    ------------------------------------------------
       Net investment income ..................                         176,167           180,901           190,215
                                                                    ------------------------------------------------

     REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS:
       Realized gain (loss) on
         securities sold or redeemed ..........                             240            (1,172)            1,331
       Unrealized appreciation (depreciation)
         of investments .......................                         (37,185)          338,127          (421,450)
                                                                    ------------------------------------------------
       Net realized and unrealized
         gain (loss) on investments ...........                         (36,945)          336,955          (420,119)
                                                                    ------------------------------------------------

     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ..............                     $   139,222       $   517,856       $  (229,904)
                                                                    ================================================

                  See Notes to Financial Statements.


                                D - 13.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (OHIO TRUST)

     STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Years Ended December 31,
                                                                        1996              1995              1994
                                                                        ----              ----              ----

     OPERATIONS:
       Net investment income ..................                     $   176,167       $   180,901       $   190,215
       Realized gain (loss) on
         securities sold or redeemed ..........                             240            (1,172)            1,331
       Unrealized appreciation (depreciation)
         of investments .......................                         (37,185)          338,127          (421,450)
                                                                    ------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ............                         139,222           517,856          (229,904)
                                                                    ------------------------------------------------
     DISTRIBUTIONS TO HOLDERS (Note 2):
       Income  ................................                        (176,169)         (180,964)         (190,318)
       Principal ..............................                          (1,861)           (8,553)           (9,101)
                                                                    ------------------------------------------------
       Total distributions ....................                        (178,030)         (189,517)         (199,419)
                                                                    ------------------------------------------------
     SHARE TRANSACTIONS:
       Redemption amounts - income ............                            (782)           (1,953)           (3,328)
       Redemption amounts - principal .........                         (59,367)         (139,699)         (254,739)
                                                                    ------------------------------------------------
       Total share transactions ...............                         (60,149)         (141,652)         (258,067)
                                                                    ------------------------------------------------

     NET INCREASE (DECREASE) IN NET ASSETS ....                         (98,957)          186,687          (687,390)

     NET ASSETS AT BEGINNING OF YEAR ..........                       3,260,680         3,073,993         3,761,383
                                                                    ------------------------------------------------
     NET ASSETS AT END OF YEAR ................                     $ 3,161,723       $ 3,260,680       $ 3,073,993
                                                                    ================================================
     PER UNIT:
       Income distributions during
         year .................................                     $     57.28       $     57.26       $     56.97
                                                                    ================================================
       Principal distributions during
         year .................................                     $      0.61       $      2.75       $      2.78
                                                                    ================================================
       Net asset value at end of
         year .................................                     $  1,036.29       $  1,048.45       $    945.84
                                                                    ================================================
     TRUST UNITS:











       Redeemed during year ...................                              59               140               250
       Outstanding at end of year .............                           3,051             3,110             3,250
                                                                    ================================================

                  See Notes to Financial Statements.


                                D - 14.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (OHIO TRUST)

     NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit
     Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.
               See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month.
     Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

     Cost of 3,051 units at Date of Deposit .....................                                  $ 3,165,617
     Less sales charge ..........................................                                      142,451
                                                                                                   -----------
     Net amount applicable to Holders ...........................                                    3,023,166
     Redemptions of units - net cost of 449 units redeemed
       less redemption amounts (principal).......................                                       (8,902)











     Realized gain on securities sold or redeemed ...............                                          399
     Principal distributions ....................................                                      (19,515)
     Unrealized appreciation of investments .....................                                      125,378
                                                                                                   -----------

     Net capital applicable to Holders ..........................                                  $ 3,120,526
                                                                                                   ===========
4.   INCOME TAXES

     As of December 31, 1996, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $125,378, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $2,995,138 at December 31, 1996.


                           D - 15.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (OHIO TRUST) (INSURED)

     PORTFOLIO
     As of December 31, 1996

                                             Rating of                                            Optional
     Portfolio No. and Title of                Issues       Face                                 Redemption
            Securities                        (1) (4)       Amount    Coupon      Maturities(3) Provisions(3)    Cost      Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------

   1 Ohio Wtr. Dev. Auth., Wtr. Dev. Rev.       AAA     $   300,000     5.500 %      2011      12/01/02     $   286,428 $   303,051
     Rfdg. Bonds, Pure Wtr. Rfdg. and Imp.                                                     @  102.000
     Ser. (AMBAC Ins.)

   2 Cnty. of Cuyahoga, OH, Hosp. Fac. Rev.     AAA         400,000     6.000        2019      02/15/98         394,788     404,952
     Bonds, Ser. 1989 (The Metrohealth Sys.                                                    @  102.000
     Proj.) (MBIA Ins.)

   3 The Franklin Cnty., OH, Conv. Fac.         AAA         500,000     5.850        2019      12/01/02         490,010     509,800
     Auth., Tax and Lease Rev. Anticipation                                                    @  102.000
     Rfdg. Bonds, Ser. 1992 (MBIA Ins.)

   4 County of Montgomery, OH, Wtr. Rev.        AAA         340,000     6.250        2012      11/15/02         345,644     362,573
     Bonds, Greater Moraine-Beavercreek Swr.                                                   @  102.000
     Dist., Ser. 1992 (Financial Guaranty
     Ins.)












   5 City of Hamilton, OH, Elec. Sys. Mtge.     AAA         440,000     6.000        2023      10/15/02         440,000     454,868
     Rev. Rfdg. Bonds, 1992 Ser. A (Financial                                                  @  102.000
     Guaranty Ins.)

   6 Archbold Area Local Sch. Dist., Fulton     AAA         540,000     5.900        2011      12/01/01         533,903     556,562
     and Henry Counties, OH, Genl. Oblig.                                                      @  100.000
     Rfdg. Bonds (Unltd. Tax) (MBIA Ins.)

   7 Steubenville City Sch. Dist., Jefferson    AAA         500,000     6.200        2017      12/01/03         504,365     528,710
     Cnty., OH, Sch. Bldg. Construction and                                                    @  102.000
     Imp. Bonds, Ser. 1993-A (Genl.
     Oblig.-Unltd. Tax) (AMBAC Ins.)

                                                          ---------                                           ---------   ---------
     TOTAL                                              $ 3,020,000                                         $ 2,995,138 $ 3,120,516
                                                          =========                                           =========   =========


                  See Notes to Portfolios on page D - 29.

                                D - 16.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (PENNSYLVANIA TRUST)

     STATEMENT OF CONDITION
     As of December 31, 1996

     TRUST PROPERTY:
       Investment in marketable securities -
          at value (cost $ 4,132,965 )(Note 1) ........                                                 $ 4,355,147
       Accrued interest ...............................                                                      44,642
       Cash - income ..................................                                                      11,993
       Cash - principal ...............................                                                          24
                                                                                                        -----------
         Total trust property .........................                                                   4,411,806

     NET ASSETS, REPRESENTED BY:
       4,213 units of fractional undivided
          interest outstanding (Note 3) ...............                                 $ 4,355,171

       Undistributed net investment income ............                                      56,635     $ 4,411,806











                                                                                        -----------     ===========

     UNIT VALUE ($ 4,411,806 / 4,213 units ) ..........                                                 $  1,047.19
                                                                                                        ===========

                  See Notes to Financial Statements.


                                D - 17.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (PENNSYLVANIA TRUST)

     STATEMENTS OF OPERATIONS

                                                                               Years Ended December 31,
                                                                        1996              1995              1994
                                                                        ----              ----              ----

     INVESTMENT INCOME:
       Interest income ........................                     $   261,990       $   281,114       $   290,113
       Trustee's fees and expenses ............                          (5,659)           (6,501)           (8,798)
       Sponsors' fees .........................                          (1,627)           (1,649)           (1,597)
                                                                    ------------------------------------------------
       Net investment income ..................                         254,704           272,964           279,718
                                                                    ------------------------------------------------

     REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS:
       Realized gain on
         securities sold or redeemed ..........                          23,762             6,314            14,358
       Unrealized appreciation (depreciation)
         of investments .......................                        (100,029)          529,354          (589,996)
                                                                    ------------------------------------------------
       Net realized and unrealized
         gain (loss) on investments ...........                         (76,267)          535,668          (575,638)
                                                                    ------------------------------------------------












     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ..............                     $   178,437       $   808,632       $  (295,920)
                                                                    ================================================

                  See Notes to Financial Statements.


                                D - 18.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (PENNSYLVANIA TRUST)

     STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Years Ended December 31,
                                                                        1996              1995              1994
                                                                        ----              ----              ----

     OPERATIONS:
       Net investment income ..................                     $   254,704       $   272,964       $   279,718
       Realized gain on
         securities sold or redeemed ..........                          23,762             6,314            14,358
       Unrealized appreciation (depreciation)
         of investments .......................                        (100,029)          529,354          (589,996)
                                                                    ------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ............                         178,437           808,632          (295,920)
                                                                    ------------------------------------------------
     DISTRIBUTIONS TO HOLDERS (Note 2):
       Income  ................................                        (254,572)         (273,054)         (280,333)
       Principal ..............................                         (16,768)           (2,134)          (14,212)
                                                                    ------------------------------------------------
       Total distributions ....................                        (271,340)         (275,188)         (294,545)
                                                                    ------------------------------------------------
     SHARE TRANSACTIONS:
       Redemption amounts - income ............                          (2,910)           (3,376)           (3,209)
       Redemption amounts - principal .........                        (224,019)         (253,190)         (276,462)
                                                                    ------------------------------------------------
       Total share transactions ...............                        (226,929)         (256,566)         (279,671)
                                                                    ------------------------------------------------












     NET INCREASE (DECREASE) IN NET ASSETS ....                        (319,832)          276,878          (870,136)

     NET ASSETS AT BEGINNING OF YEAR ..........                       4,731,638         4,454,760         5,324,896
                                                                    ------------------------------------------------
     NET ASSETS AT END OF YEAR ................                     $ 4,411,806       $ 4,731,638       $ 4,454,760
                                                                    ================================================
     PER UNIT:
       Income distributions during
         year .................................                     $     58.60       $     58.59       $     58.26
                                                                    ================================================
       Principal distributions during
         year .................................                     $      3.98       $      0.46       $      3.04
                                                                    ================================================
       Net asset value at end of
         year .................................                     $  1,047.19       $  1,067.37       $    952.89
                                                                    ================================================
     TRUST UNITS:
       Redeemed during year ...................                             220               242               275
       Outstanding at end of year .............                           4,213             4,433             4,675
                                                                    ================================================

                  See Notes to Financial Statements.


                                D - 19.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (PENNSYLVANIA TRUST)

     NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit
     Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.
               See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.












2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month.
     Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

     Cost of 4,213 units at Date of Deposit .....................                                  $ 4,346,902
     Less sales charge ..........................................                                      195,610
                                                                                                   -----------
     Net amount applicable to Holders ...........................                                    4,151,292
     Redemptions of units - net cost of 787 units redeemed
       less redemption amounts (principal).......................                                      (30,001)
     Realized gain on securities sold or redeemed ...............                                       47,089
     Principal distributions ....................................                                      (35,391)
     Unrealized appreciation of investments .....................                                      222,182
                                                                                                   -----------

     Net capital applicable to Holders ..........................                                  $ 4,355,171
                                                                                                   ===========
4.   INCOME TAXES

     As of December 31, 1996, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $222,182, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $4,132,965 at December 31, 1996.


                           D - 20.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (PENNSYLVANIA TRUST) (INSURED)

     PORTFOLIO
     As of December 31, 1996

                                             Rating of                                            Optional
     Portfolio No. and Title of                Issues       Face                                 Redemption
            Securities                        (1) (4)       Amount    Coupon      Maturities(3) Provisions(3)    Cost      Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------












   1 Pennsylvania Tpke. Comm., Pennsylvania     AAA     $   695,000     5.500 %      2017      12/01/02     $   650,339 $   677,278
     Tpke. Rev. Bonds, Ser. 1992 O (Finanical                                                  @  102.000
     Guaranty Ins.)

   2 Allegheny Cnty., PA, Hosp. Dev. Auth.,     AAA         500,000     6.250        2023      11/01/02         500,000     520,980
     Hlth. Care Center Rev. Rfdg. Bonds,                                                       @  100.000
     Ser. 1992 A (Presbyterian Univ. Hlth.
     Sys. Inc. Proj.) (MBIA Ins.)

   3 Allegheny Cnty., PA, Hosp. Dev. Auth.,     AAA         250,000     6.000        2023      11/01/02         243,138     257,045
     Hlth. Care Center Rev. Rfdg. Bonds, Ser.                                                  @  102.000
     1992 B (Presbyterian Univ. Hlth. Sys.
     Inc. Proj.) (MBIA Ins.)

   4 Erie Cnty., PA, Prison Auth.,              AAA         580,000     6.250        2011(6)   11/01/01         585,777     625,431
     Commonwealth Lease Rev. Bonds, Ser. of                                                    @  100.000
     1991 (MBIA Ins.)

   5 Montgomery Cnty., PA, Higher Educ. and     AAA         750,000     6.000        2022      06/01/03         729,765     771,900
     Hlth. Auth., Hosp. Rev. Bonds, Ser. A                                                     @  102.000
     of 1993 (Abington Mem. Hosp.) (AMBAC
     Ins.)

   6 Westmoreland Cnty., PA, Inc. Dev.          AAA         570,000     6.000        2022      07/01/03         554,633     585,641
     Auth., Hosp. Rev. Bonds, Ser. 1992 A                                                      @  102.000
     (Westmoreland Hlth. Sys. Proj.)
     (AMBAC Ins.)

   7 Bethlehem Auth., Northampton and Lehigh    AAA         235,000     6.100        2018(6)   11/15/02         235,000     254,023
     Counties, PA, Wtr. Rev. Bonds, Ser.                                                       @  100.000
     1992 A (MBIA Ins.)

                                D - 21.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (PENNSYLVANIA TRUST) (INSURED)

     PORTFOLIO
     As of December 31, 1996

                                             Rating of                                            Optional
     Portfolio No. and Title of                Issues       Face                                 Redemption
            Securities                        (1) (4)       Amount    Coupon      Maturities(3) Provisions(3)    Cost      Value(2)











            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------


   8 Harrisburg Parking Auth., Dauphin          AAA         105,000     6.250        2012      11/15/03         106,222     111,420
     Cnty., PA, Gtd. Parking Rev. Rfdg.                                                        @  100.000
     Bonds, Ser. F of 1993 (AMBAC Ins.)
                                                            520,000     6.300        2016      11/15/03         528,091     551,429
                                                                                               @  100.000

                                                          ---------                                           ---------   ---------
     TOTAL                                              $ 4,205,000                                         $ 4,132,965 $ 4,355,147
                                                          =========                                           =========   =========


                  See Notes to Portfolios on page D - 29.

                                D - 22.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (TEXAS TRUST)

     STATEMENT OF CONDITION
     As of December 31, 1996

     TRUST PROPERTY:
       Investment in marketable securities -
          at value (cost $ 3,620,234 )(Note 1) ........                                                 $ 3,796,512
       Accrued interest ...............................                                                      69,796
       Cash - principal ...............................                                                          15
                                                                                                        -----------
         Total trust property .........................                                                   3,866,323

     LESS LIABILITY - Income advance from Trustee .....                                                      18,647
                                                                                                        -----------

     NET ASSETS, REPRESENTED BY:
       3,680 units of fractional undivided
          interest outstanding (Note 3) ...............                                 $ 3,796,527

       Undistributed net investment income ............                                      51,149     $ 3,847,676
                                                                                        -----------     ===========












     UNIT VALUE ($ 3,847,676 / 3,680 units ) ..........                                                 $  1,045.56
                                                                                                        ===========

                  See Notes to Financial Statements.


                                D - 23.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (TEXAS TRUST)

     STATEMENTS OF OPERATIONS

                                                                               Years Ended December 31,
                                                                        1996              1995              1994
                                                                        ----              ----              ----

     INVESTMENT INCOME:
       Interest income ........................                     $   226,901       $   228,521       $   241,958
       Trustee's fees and expenses ............                          (4,935)           (5,598)           (8,009)
       Sponsors' fees .........................                          (1,348)           (1,540)           (1,125)
                                                                    ------------------------------------------------
       Net investment income ..................                         220,618           221,383           232,824
                                                                    ------------------------------------------------

     REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS:
       Realized gain (loss) on
         securities sold or redeemed ..........                           1,544             2,160           (12,441)
       Unrealized appreciation (depreciation)
         of investments .......................                         (47,805)          454,591          (530,552)
                                                                    ------------------------------------------------
       Net realized and unrealized
         gain (loss) on investments ...........                         (46,261)          456,751          (542,993)
                                                                    ------------------------------------------------

     NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ..............                     $   174,357       $   678,134       $  (310,169)
                                                                    ================================================













                  See Notes to Financial Statements.


                                D - 24.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (TEXAS TRUST)

     STATEMENTS OF CHANGES IN NET ASSETS

                                                                               Years Ended December 31,
                                                                        1996              1995              1994
                                                                        ----              ----              ----

     OPERATIONS:
       Net investment income ..................                     $   220,618       $   221,383       $   232,824
       Realized gain (loss) on
         securities sold or redeemed ..........                           1,544             2,160           (12,441)
       Unrealized appreciation (depreciation)
         of investments .......................                         (47,805)          454,591          (530,552)
                                                                    ------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ............                         174,357           678,134          (310,169)
                                                                    ------------------------------------------------
     DISTRIBUTIONS TO HOLDERS (Note 2):
       Income  ................................                        (220,681)         (221,694)         (233,016)
       Principal ..............................                          (1,950)           (5,588)           (4,278)
                                                                    ------------------------------------------------
       Total distributions ....................                        (222,631)         (227,282)         (237,294)
                                                                    ------------------------------------------------
     SHARE TRANSACTIONS:
       Redemption amounts - income ............                            (918)           (1,783)           (1,274)
       Redemption amounts - principal .........                         (72,334)         (132,733)          (99,823)
                                                                    ------------------------------------------------
       Total share transactions ...............                         (73,252)         (134,516)         (101,097)
                                                                    ------------------------------------------------

     NET INCREASE (DECREASE) IN NET ASSETS ....                        (121,526)          316,336          (648,560)












     NET ASSETS AT BEGINNING OF YEAR ..........                       3,969,202         3,652,866         4,301,426
                                                                    ------------------------------------------------
     NET ASSETS AT END OF YEAR ................                     $ 3,847,676       $ 3,969,202       $ 3,652,866
                                                                    ================================================
     PER UNIT:
       Income distributions during
         year .................................                     $     58.94       $     58.77       $     58.39
                                                                    ================================================
       Principal distributions during
         year .................................                     $      0.53       $      1.49       $      1.10
                                                                    ================================================
       Net asset value at end of
         year .................................                     $  1,045.56       $  1,058.45       $    939.28
                                                                    ================================================
     TRUST UNITS:
       Redeemed during year ...................                              70               139               111
       Outstanding at end of year .............                           3,680             3,750             3,889
                                                                    ================================================

                  See Notes to Financial Statements.


                                D - 25.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (TEXAS TRUST)

     NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit
     Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities.
               See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS












     A distribution of net investment income is made to Holders each month.
     Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

     Cost of 3,680 units at Date of Deposit .....................                                  $ 3,801,083
     Less sales charge ..........................................                                      171,046
                                                                                                   -----------
     Net amount applicable to Holders ...........................                                    3,630,037
     Redemptions of units - net cost of 320 units redeemed
       less redemption amounts (principal).......................                                       10,765
     Realized loss on securities sold or redeemed ...............                                       (8,737)
     Principal distributions ....................................                                      (11,816)
     Unrealized appreciation of investments .....................                                      176,278
                                                                                                   -----------

     Net capital applicable to Holders ..........................                                  $ 3,796,527
                                                                                                   ===========
4.   INCOME TAXES

     As of December 31, 1996, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $176,278, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $3,620,234 at December 31, 1996.


                           D - 26.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (TEXAS TRUST) (INSURED)

     PORTFOLIO
     As of December 31, 1996

                                             Rating of                                            Optional
     Portfolio No. and Title of                Issues       Face                                 Redemption
            Securities                        (1) (4)       Amount    Coupon      Maturities(3) Provisions(3)    Cost      Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------

   1 Texas Hlth. Fac. Dev. Corp. Hosp. Rev.     AAA     $   600,000     6.250 %      2022      08/15/03     $   602,556 $   633,048
     Bonds (All Saints Episcopal Hosp. of                                                      @  102.000











     Fort Worth Proj.), Ser. 1993 B (MBIA
     Ins.)

   2 Tarrant Cnty., TX, Wtr. Control and        AAA          25,000     5.750        2013(6)   03/01/01          23,992      26,271
     Imp. Dist. Number One, Wtr. Rev. Rfdg.                                                    @  100.000
     and Imp. Bonds, Ser. 1992 (AMBAC Ins.)

   3 City of Austin, TX, Combined Util. Sys.    AAA         525,000     5.875        2021      05/15/01         509,114     530,492
     Rev. Rfdg. Bonds, Ser. 1991 (AMBAC                                                        @  100.000
     Ins.)

   4 City of Houston, TX, Wtr. and Swr. Sys.    AAA         385,000     6.375        2017      12/01/01         390,228     409,848
     Junior Lien Rev. Rfdg. Bonds, Ser. 1991 C                                                  @  102.000
     (AMBAC Ins.)

   5 Northeast Hosp. Auth., Humble, TX,         AAA         400,000     6.125        2011      01/01/03         396,712     419,964
     Hosp. Rev. Rfdg. Bonds (Northeast Med.                                                    @  102.000
     Center Hosp.), Ser. 1993 A (Financial
     Guaranty Ins.)

   6 Lower Colorado River Auth., TX, Jr.        AAA          75,000     5.625        2017(6)   01/01/15          70,095      76,623
     Lien Rfdg. Rev. Bonds, Fourth                                                             @  100.000
     Supplemental Ser. (FSA Ins.)
                                                            525,000     5.625        2017      01/01/02         490,665     513,602
                                                                                               @  102.000

                                D - 27.

     DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
     MULTISTATE SERIES - 24 (TEXAS TRUST) (INSURED)

     PORTFOLIO
     As of December 31, 1996

                                             Rating of                                            Optional
     Portfolio No. and Title of                Issues       Face                                 Redemption
            Securities                        (1) (4)       Amount    Coupon      Maturities(3) Provisions(3)    Cost      Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------













   7 Rio Grande Valley Hlth. Fac. Dev.          AAA         600,000     6.375        2022      08/01/02         608,538     638,658
     Corp., Hosp. Rev. Bonds (Valley Baptist                                                    @  102.000
     Med. Center Proj.), Fixed Rate Hosp. Rev.
     Bonds, Ser. 1992 A (MBIA Ins.)

   8 City of San Antonio, TX, Wtr. Sys. Rev.    AAA         535,000     6.000        2016      05/15/02         528,334     548,006
     Rfdg. Bonds, Ser. 1992 (MBIA Ins.)                                                        @  100.000

                                                          ---------                                           ---------   ---------
     TOTAL                                              $ 3,670,000                                         $ 3,620,234 $ 3,796,512
                                                          =========                                           =========   =========


                  See Notes to Portfolios on page D - 29.


                                D - 28.

 DEFINED ASSET FUNDS - MUNICIPAL INVESTMENT TRUST FUND,
 MULTISTATE SERIES - 24 (MARYLAND, NORTH CAROLINA,
 OHIO, PENNSYLVANIA AND TEXAS TRUSTS)

 NOTES TO PORTFOLIOS
 As of December 31, 1996

(1)   The ratings of the bonds are by Standard & Poor's Ratings Group, or by Moody's
      Investors Service, Inc. if followed by "(m)", or by Fitch Investors Service,
      Inc. if followed by "(f)"; "NR" indicates that this bond is not currently rated by any of the above-mentioned rating services.  These ratings have been furnished by the Evaluator but not confirmed with the rating agencies.  See
      "Description of Ratings" in Part B of this Prospectus.

(2)   See Notes to Financial Statements.

(3)   Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on
      Holders of redemptions and related distributions is described under "Taxes"
      in this Prospectus, Part B.

(4)   All securities are insured, either on an individual basis or by portfolio insurance, by a municipal bond insurance company which has been assigned
      "AAA" claims paying ability by Standard & Poor's. Accordingly, Standard &
      Poor's has assigned a "AAA" rating to the securities. Securities covered by portfolio insurance are rated "AAA" only as long as they remain in the Trust.
      See "Risk Factors - Bonds Backed by Letters of Credit or Insurance" in this
      Prospeectus, Part B.

(5)   Insured by the indicated municipal bond insurance company.  See "Risk
      Factors - Bonds Backed by Letters of Credit or Insurance" in this Prospectus,
      Part B.

(6)   Bonds with an aggregate face amount of $ 465,000 of the Maryland Trust,
      $ 500,000 of the North Carolina Trust, $ 815,000 of the Pennsylvania Trust,
      and $ 100,000 of the Texas Trust have been pre-refunded and are expected to be called for redemption on the optional redemption provision dates shown.


                            D - 29.

                              DEFINED ASSET FUNDS
                        MUNICIPAL INVESTMENT TRUST FUND
                               MULTISTATE SERIES
I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Municipal Fund Accumulation Program, Inc. and a current Prospectus.
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--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                      DEFINED ASSET FUNDS MUNICIPAL SERIES
                        MUNICIPAL INVESTMENT TRUST FUND
 FURTHER DETAIL REGARDING ANY OF THE INFORMATION PROVIDED IN THE PROSPECTUS MAY
                                  BE OBTAINED
      WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, THE ADDRESS AND TELEPHONE NUMBER OF WHICH ARE SET FORTH ON THE BACK COVER OF PART A OF THIS
                                  PROSPECTUS.

                                     Index


                                                          PAGE
                                                        ---------
Fund Description......................................          1
Risk Factors..........................................          2
How to Buy Units......................................          8
How to Redeem or Sell Units...........................         10
Income, Distributions and Reinvestment................         11
Fund Expenses.........................................         12
Taxes.................................................         12
Records and Reports...................................         14
                                                          PAGE
                                                        ---------
Trust Indenture.......................................         14
Miscellaneous.........................................         15
Exchange Option.......................................         17
Supplemental Information..............................         17
Appendix A--Description of Ratings....................        a-1
Appendix B--Sales Charge Schedules for Defined Asset
Funds Municipal Series................................        b-1
Appendix C--Sales Charge Schedules for Municipal
Investment Trust Fund.................................        c-1


FUND DESCRIPTION

BOND PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (all Bonds in the Portfolio are initially rated in the category A or better by at least one nationally recognized rating organization or have comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. Only issues meeting these stringent criteria of the Defined Asset Funds team of dedicated research analysts are included in the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. In a Fund that includes multiple Trusts or Portfolios, the word Fund should be understood to mean each individual Trust or Portfolio.

     The deposit of the Bonds in the Fund on the initial date of deposit established a proportionate relationship among the face amounts of the Bonds. During the 90-day period following the initial date of deposit the Sponsors may deposit additional Bonds in order to create new Units, maintaining to the extent possible that original proportionate relationship. Deposits of additional Bonds subsequent to the 90-day period must generally replicate exactly the proportionate relationship among the face amounts of the Bonds at the end of the initial 90-day period.

     Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).

     After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa

(the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.

     Because each Defined Asset Fund is a preselected portfolio of bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time, as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, a decline in the projected income pledged for debt service on a revenue bond, institution of certain legal proceedings, if the Bond becomes taxable or is otherwise inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors (including advance refunding) that, in the opinion of Defined Asset Funds research analysts, makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan.

     The Sponsors and the Trustee are not liable for any default or defect in a Bond. If a contract to purchase any Bond fails, the Sponsors may generally deposit a replacement bond so long as it is a tax-exempt bond, has a fixed maturity or disposition date substantially similar to the failed Bond and is rated A or better by at least one nationally recognized rating organization or has comparable credit characteristics. A replacement bond must be deposited within 110 days after deposit of the failed contract, at a cost that does not exceed the funds reserved for purchasing the failed Bond and at a yield to maturity and current return substantially equivalent (considering then current market conditions and relative creditworthiness) to those of the failed Bond, as of the date the failed contract was deposited.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

     Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

     Certain Bonds deposited into the Fund may have been acquired on a when-issued or delayed delivery basis. The purchase price for these Bonds is determined prior to their delivery to the Fund and a gain or loss may result from fluctuations in the value of the Bonds. Additionally, in any Defined Asset Funds Municipal Series, if the value of the Bonds reserved for payment of the periodic deferred sales charge, together with the interest thereon, were to become insufficient to pay these charges, additional bonds would be required to be sold.

     The Fund may be concentrated in one or more of types of bonds. Concentration in a State may involve additional risk because of the decreased diversification of economic, political, financial and market risks. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

GENERAL OBLIGATION BONDS

     Certain of the Bonds may be general obligations of a governmental entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and its credit will depend on many factors, including an erosion of the tax base resulting from population declines, natural disasters, declines in the state's industrial base or an inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the entity's control. In addition, political restrictions on the ability to tax and budgetary constraints affecting state governmental aid may have an adverse impact on the creditworthiness of cities, counties, school districts and other local governmental units.

     As a result of the recent recession's adverse impact upon both revenues and expenditures, as well as other factors, many state and local governments have confronted deficits which were the most severe in recent years. Many issuers are facing highly difficult choices about significant tax increases and spending reductions in order to restore budgetary balance. The failure to implement these actions on a timely basis could force these issuers to issue additional debt to finance deficits or cash flow needs and could lead to a reduction of their bond ratings and the value of their outstanding bonds.

MORAL OBLIGATION BONDS

     The Portfolio may include 'moral obligation' bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or local government in question. Even though the state or local government may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state or local legislature and does not constitute a legally enforceable obligation or debt of the state or local government. The agencies or authorities generally have no taxing power.

REFUNDED BONDS

     Refunded bonds are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

MUNICIPAL REVENUE BONDS

     Municipal revenue bonds are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. Municipal revenue bonds are not general obligations of governmental entities backed by their taxing power and payment is generally solely dependent upon revenues of the project, excise taxes or state appropriations. Examples of municipal revenue bonds are:

        Municipal utility bonds, including electrical, water and sewer revenue bonds, whose payments are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry. The movement to introduce competition in the investor-owned electric utility industry is likely to indirectly affect municipal utility systems by inducing them to maintain rates as low as possible. In this effort to keep rates low, municipal utilities may have more trouble raising rates to completely recover investment in generating plant;

        Lease rental bonds which are generally issued by governmental financing authorities with no direct taxing power for the purchase of equipment or construction of buildings that will be used by a state or local government. Lease rental bonds are generally subject to an annual risk that the lessee government might not appropriate funds for the leasing rental payments to service the bonds and may also be subject to the risk that rental obligations may terminate in the event of damage to or destruction or condemnation of the equipment or building;

        Multi-family housing revenue bonds and single family mortgage revenue bonds which are issued to provide financing for various housing projects and which are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families or notes secured by mortgages on residences; repayment of this type of bond is therefore dependent upon, among other things, occupancy levels, rental income, the rate of default on underlying mortgage loans, the ability of mortgage insurers to pay claims, the continued availability of federal, state or local housing subsidy programs, economic conditions in local markets, construction costs, taxes, utility costs and other operating expenses and the managerial ability of project managers. Housing bonds are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities;

        Hospital, mental health and nursing home facility bonds whose payments are dependent upon revenues of hospitals and other health care facilities. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care facilities. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by increasing costs of insurance. The Internal Revenue Service has been engaged in a program of intensive audits of certain large tax-exempt hospital and health care facility organizations. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked;

        Airport, port, highway and transit authority revenue bonds which are dependent for payment on revenues from the financed projects, including user fees from ports and airports, tolls on turnpikes and bridges, rents from buildings, transit fare revenues and additional financial resources including federal and state subsidies, lease rentals paid by state or local governments or a pledge of a special tax such as a sales tax or a property tax. In the case of the air travel industry, airport income is largely affected by the airlines' ability to meet their obligations under use agreements which in turn is affected by increased competition among airlines, excess capacity and increased fuel costs, among other factors;

        Solid waste disposal bonds which are generally payable from dumping and user fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products and which are therefore dependent upon the ability of municipalities to fully utilize the facilities, sufficient supply of waste for disposal, economic or population growth, the level of construction and maintenance costs, the existence of lower-cost alternative modes of waste processing and increasing environmental regulation. A recent decision of the U.S. Supreme Court limiting a municipality's ability to require use of its facilities may have an adverse affect on the credit quality of various issues of these bonds;

        Special tax bonds which are not secured by general tax revenues but are only payable from and secured by the revenues derived by a municipality from a particular tax--for example, a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor and may therefore be adversely affected by a reduction in revenues resulting from a decline in the local economy or population or a decline in the consumption, use or cost of the goods and services that are subject to taxation;

        Student loan revenue bonds which are typically secured by pledges of new or existing student loans. The loans, in turn, are generally either guaranteed by eligible guarantors and reinsured by the Secretary of the U.S. Department of Education, directly insured by the federal government, or financed as part of supplemental or alternative loan programs within a state (e.g., loan repayments are not guaranteed). These bonds often permit the issuer to enter into interest rate swap agreements with eligible counterparties in which event the bonds are subject to the additional risk of the counterparty's ability to fulfill its swap obligation;

        University and college bonds, the payments on which are dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, the availability of endowments and other funds and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education; and

        Tax increment and tax allocation bonds, which are secured by ad valorem taxes imposed on the incremental increase of taxable assessed valuation of property within a jurisdiction above an established base of assessed value. The issuers of these bonds do not have general taxing authority and the tax assessments on which the taxes used to service the bonds are based may be subject to devaluation due to market price declines or governmental action.

     Puerto Rico. Certain Bonds may be affected by general economic conditions in the Commonwealth of Puerto Rico. Puerto Rico's economy is largely dependent for its development on federal programs, and current federal budgetary policies suggest that an expansion of its programs is unlikely. Reductions in federal tax benefits or incentives or curtailment of spending programs could adversely affect the Puerto Rican economy.

     Industrial Development Revenue Bonds. Industrial development revenue bonds are municipal obligations issued to finance various privately operated projects including pollution control and manufacturing facilities. Payment is generally solely dependent upon the creditworthiness of the corporate operator of the project and, in certain cases, an affiliated or third party guarantor and may be affected by economic factors relating to the particular industry as well as varying degrees of governmental regulation. In many cases industrial revenue bonds do not have the benefit of covenants which would prevent the corporations from engaging in capital restructurings or borrowing transactions which could reduce their ability to meet their obligations and result in a reduction in the value of the Portfolio.

BONDS BACKED BY REPURCHASE COMMITMENTS

     Certain Funds contain Bonds that were purchased from commercial banks, savings banks, savings and loan associations or other institutions (thrifts) that had held the Bonds in their investment portfolios prior to selling the Bonds to the Fund. These banks or thrifts (the Sellers) have committed to repurchase the Bonds from the Fund in certain circumstances. In some cases a Seller's Repurchase Commitments may be backed by a security interest in collateral or by a letter of credit (see Bonds Backed by Letters of Credit or Insurance below).

     A Seller may have committed to repurchase any Bond sold by it if necessary to satisfy investors' unit redemption requests (a Liquidity Repurchase). A Seller may also have committed to repurchase any Bond sold by it if the issuer of the Bond fails to make payments of interest or principal on the Bond (a Default Repurchase) or if the issuer becomes or is deemed to be bankrupt or insolvent (an Insolvency Repurchase). A Seller may have committed to repurchase any Bond if the interest on that Bond becomes taxable (a Tax Repurchase). Investors should realize that they are subject to having all or a portion of the principal amount of their investment returned prior to termination of the Fund if any of these situations occurs. A Seller may also have committed to repurchase the Bonds sold by it on their scheduled disposition dates (as shown under Portfolio in Part A) (a Disposition Repurchase). The price at which any of these repurchases will occur (the Put Price) is shown in Part A of the Prospectus. Any collateral securing any of the Repurchase Commitments may consist of mortgage-backed securities issued by GNMA (Ginnie Maes), FNMA (Fannie
Maes) or FHLMC (Freddie Macs); mortgages; municipal obligations; corporate obligations; U.S. government securities; and cash.

     Investors in a Fund containing any of these credit-supported Bonds should be aware that many thrifts have failed in recent years and that the thrift industry generally has experienced severe strains. New federal legislation has resulted that imposes many new limitations on the ways banks and thrifts may do business and mandates aggressive, early intervention into unhealthy institutions. One result of this legislation is an increased possibility of early payment of the principal amount of an investment in Bonds backed by collateralized letters of credit or repurchase commitments if a Seller becomes or is deemed to be insolvent.

BONDS BACKED BY LETTERS OF CREDIT OR INSURANCE

     Certain Bonds may be secured by letters of credit issued by commercial banks or savings banks, savings and loan associations and similar thrift institutions or are direct obligations of banks or thrifts. The letter of credit may be drawn upon, and the Bonds redeemed, if an issuer fails to pay amounts due on the Bonds or, in certain cases, if the interest on the Bond becomes taxable. Letters of credit are irrevocable obligations of the issuing institutions. The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

     Certain Bonds may be insured or guaranteed by insurance companies listed below. The claims-paying ability of each of these companies, unless otherwise indicated, was rated AAA by Standard & Poor's or another nationally recognized rating organization at the time the insured Bonds were purchased by the Fund. The ratings are subject to change at any time at the discretion of the rating agencies. In the event that the rating of an Insured Fund is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund. The insurance policies guarantee the timely payment of principal and interest on the Bonds but do not guarantee their market value or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal or cover redemptions resulting from events of taxability.

      The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                                                        FINANCIAL INFORMATION
                                                                                      AS OF DECEMBER 31, 1995
                                                                                     (IN MILLIONS OF DOLLARS)
                                                                         --------------------------------------
                                                                                            POLICYHOLDERS'
                        NAME                          DATE ESTABLISHED   ADMITTED ASSETS           SURPLUS
----------------------------------------------------  -----------------  ---------------  ---------------------
AMBAC Indemnity Corporation.........................           1970        $     2,204         $       792
Asset Guaranty Insurance Co. (AA by S&P)                       1988                198                  80
Capital Markets Assurance Corp. (CAPMAC)............           1987                284                 195
Connie Lee Insurance Company........................           1987                214                 110
Continental Casualty Company (A+ by S&P)                       1948             25,573               3,989
Financial Guaranty Insurance Company................           1984              2,282               1,002
Financial Security Assurance Inc. (FSA) (including
  Financial Security Assurance of Maryland Inc.
  (FSAM) (formerly Capital Guaranty Insurance
  Company)..........................................           1984              1,083                 461
Firemen's Insurance Company of Newark, NJ (A-by S&P)           1855              2,030                 421
Industrial Indemnity Co. (HIBI)
  (A+ by S&P).......................................           1920              1,613                 297
MBIA Insurance Corporation..........................           1986              3,814               1,274

     Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

STATE RISK FACTORS

     Investment in a single State Trust, as opposed to a Fund which invests in the obligations of several states, may involve some additional risk due to the decreased diversification of economic, political, financial and market risks. A brief description of the factors which may affect the financial condition of the applicable State for any State Trust, together with a summary of tax considerations relating to that State, appear in Part A of the Prospectus; further information is contained in the Information Supplement.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit which might reasonably be expected to have a material adverse effect upon the Fund. At any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of certain Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that it has been validly issued and that the interest thereon is exempt from federal income tax. From time to time, proposals are introduced in Congress to, among other things, reduce federal income tax rates, impose a flat tax, exempt investment income from tax or abolish the federal income tax and replace it with another form of tax. Enactment of any such legislation could adversely affect the value of the Units. The Fund, however, cannot predict what legislation, if any, in respect of tax rates may be proposed, nor can it predict which proposals, if any, might be enacted.

     Also, certain proposals, in the form of state legislative proposals or voter initiatives, seeking to limit real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on real property taxes, has had a significant impact on the taxing powers of local governments and on the financial condition of school districts and local governments in California. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds. Under the Federal Bankruptcy Code, for example, municipal bond issuers, as well as any underlying corporate obligors or guarantors, may proceed to restructure or otherwise alter the terms of their obligations.

     From time to time Congress considers proposals to prospectively and retroactively tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided on April 20, 1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could require investors to pay income tax on interest from the Bonds and could adversely affect an investment in Units. See Taxes.

PAYMENT OF THE BONDS AND LIFE OF THE FUND

     The size and composition of the Portfolio will change over time. Most of the Bonds are subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

FUND TERMINATION

     The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the

Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY

     Up to 40% of the value of the Portfolio may be attributable to guarantees or similar security provided by corporate entities. These guarantees or other security may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of the Bonds guaranteed or secured be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.

     The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be adversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

     Net accrued interest and principal cash, if any, are added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of deposit to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Bonds deposited also carry accrued but unpaid interest up to the initial date of deposit. To avoid having investors pay this additional accrued interest (which earns no return) when they purchase Units, the Trustee advances and distributes this amount to the Sponsors; it recovers this advance from interest received on the Bonds. Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

     Because accrued interest on the Bonds is not received by the Fund at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received by the Fund. To eliminate fluctuations in the Monthly Income Distribution, a portion of the Public Offering Price may consist of cash in an amount necessary for the Trustee to provide approximately equal distributions. Upon the sale or redemption of Units, investors will receive their proportionate share of this cash. In addition, if a Bond is sold, redeemed or otherwise disposed of, the Fund will periodically distribute to investors the portion of this cash that is attributable to the Bond.

     The regular Monthly Income Distribution is stated in Part A of the Prospectus and will change as the composition of the Portfolio changes over time.

PUBLIC OFFERING PRICE--THE FOLLOWING SECTIONS APPLY TO TWO DIFFERENT TYPES OF DEFINED MUNICIPAL FUNDS. INVESTORS SHOULD NOTE THE EXACT NAME OF THE FUND ON THE COVER OF PART A OF THE PROSPECTUS TO MAKE SURE THEY REFER TO THE CORRECT SECTION BELOW.

SECTION A--MUNICIPAL INVESTMENT TRUST FUND

     In the initial offering period, the Public Offering Price is based on the next offer side evaluation of the Bonds, and includes a sales charge based on the number of Units of a single Fund or Trust purchased on the same or any preceding day by a single purchaser. See Initial Offering sales charge schedule in Appendix C. The purchaser or his dealer must notify the Sponsors at the time of purchase of any previous purchase to be aggregated and supply sufficient information to permit confirmation of eligibility; acceptance of the purchase order is subject to confirmation. Purchases of Fund Units may not be aggregated with purchases of any other unit trust. This procedure may be amended or terminated at any time without notice.

     In the secondary market (after the initial offering period), the Public Offering Price is based on the bid side evaluation of the Bonds, and includes a sales charge based (a) on the number of Units of the Fund and any other Series of Municipal Investment Trust Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market sales charge schedule in Appendix C) and (b) the maturities of the underlying Bonds (see Effective Sales Charge Schedule in Appendix C). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser.

     In the secondary market, the Public Offering Price is further reduced depending on the maturities of the various Bonds in the Portfolio, by determining a sales charge percentage for each Bond, as stated in Effective Sales Charge in Appendix C. The sales charges so determined, multiplied by the bid side evaluation of the Bonds, are aggregated and the total divided by the number of Units outstanding to determine the Effective Sales Charge. On any purchase, the Effective Sales Charge is multiplied by the applicable secondary market sales charge percentage (depending on the number of Units purchased) in order to determine the sales charge component of the Public Offering Price.

SECTION B--DEFINED ASSET FUNDS MUNICIPAL SERIES

     During the initial offering period for at least the first three months of the Fund, the Public Offering Price (and the Initial Repurchase Price) is based on the higher, offer side evaluation of the Bonds at the next Evaluation Time after the order is received. In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Bonds.

     Investors will be subject to differing types and amounts of sales charge depending upon the timing of their purchases and redemptions of Units. A periodic deferred sales charge will be payable quarterly through about the fifth anniversary of the Fund from a portion of the interest on and principal of Bonds reserved for that purpose. Commencing on the first anniversary of the Fund, the Public Offering Price will also include an up-front sales charge applied to the value of the Bonds in the Portfolio. Lastly, investors redeeming their Units prior to the fourth anniversary of the Fund will be charged a contingent deferred sales charge payable out of the redemption proceeds of their Units. These charges may be less than you would pay to buy and hold a comparable managed fund. A complete schedule of sales charges appears in Appendix B. The Sponsors have received an opinion of their counsel that the deferred sales charge described in this Prospectus is consistent with an exemptive order received from the SEC.

                                     * * *

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at any time at prices including a sales charge of not less than $5 per Unit.

EVALUATIONS

     Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered tax-exempt issues have been lower than the offer prices by as much as 3 1/2% or more of face amount in the case of inactively traded issues and as little as 1/2 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1 and 2% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

     Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Redeem or Sell Units-- Redeeming Units with the Trustee). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO REDEEM OR SELL UNITS

     You can redeem your Units at any time for net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS WITH THE TRUSTEE

     You can always redeem your Units directly with the Trustee for net asset value. This can be done by sending the Trustee a redemption request together with any Unit certificates you hold, which must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

     Within seven days after the Trustee's receipt of your request containing the necessary documents, a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining deferred sales charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.

     As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

     For Defined Asset Funds Municipal Series, Bonds are evaluated on the offer side during the initial offering period and for at least the first three months of the Fund (even in the secondary market) and on the bid side thereafter. For a Municipal Investment Trust Fund, Bonds are evaluated on the offer side during the initial offering period and on the bid side thereafter.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Bonds are being sold during a time when additional Units are being created by the purchase of additional Bonds (as described under Portfolio Selection), Bonds will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the face amounts of each Bond in the Portfolio.

     The Trustee is authorized, on a redemption request for Units with a value exceeding $250,000 by any investor who acquired 25% or more of the outstanding Units of a Trust, to pay part or all of the redemption 'in kind' (by the distribution of Bonds and cash with an aggregate value equal to the applicable Redemption Price of the Units tendered for redemption). The Trustee will attempt to make a pro rata distribution of Bonds in the Portfolio, but reserves the right to distribute solely one or more Bonds. The distribution will be made to the distribution agent and either held for the account of the investor or disposed of in accordance with the instructions of the investor. Any transaction costs as well as transfer and ongoing custodial fees on sales of the Bonds distributed in kind will be borne by the redeeming investor.

     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

     The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

     Some of the Bonds may have been purchased on a when-issued basis or may have a delayed delivery. Since interest on these Bonds does not begin to accrue until the date of their delivery to the Fund, the Trustee's annual fee and expenses may be reduced to provide tax-exempt income to investors for this non-accrual period. If a when-issued Bond is not delivered until later than expected and the amount of the Trustee's annual fee and expenses is insufficient to cover the additional accrued interest, the Sponsors will treat the contracts as failed Bonds. The Trustee is compensated for its fee reduction by drawing on the letter of credit deposited by the Sponsors before the settlement date for these Bonds and depositing the proceeds in a non-interest bearing account for the Fund.

     Interest received is credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

DISTRIBUTIONS

     Each Unit receives an equal share of monthly distributions of interest income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis. Because interest on the Bonds is not received at a constant rate throughout the year, any Monthly Income Distribution may be more or less than the interest actually received. To eliminate fluctuations in the Monthly Income Distribution, the Trustee will advance amounts necessary to provide approximately equal interest distributions; it will be reimbursed, without interest, from interest received on the Bonds, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Monthly Income Distributions, the Trustee will distribute the investor's pro rata share of principal received from any disposition of a Bond to the extent available for distribution. In addition, for Defined Asset Funds Municipal Series, distributions of amounts necessary to pay the deferred portion of the sales charge will be made from the Capital and Income Accounts to an account maintained by the Trustee for purposes of satisfying investors' sales charge obligations.

     The initial estimated annual income per Unit, after deducting estimated annual Fund expenses (and, for Defined Asset Funds Municipal Series, the portion of the deferred sales charge payable from interest income) as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

RETURN CALCULATIONS

     Estimated Current Return shows the estimated annual cash to be received from interest-bearing bonds in a Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimated life of the Trust. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual Bonds in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighting each Bond's yield by its market value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying Bonds.

     No return estimate can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual Bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

REINVESTMENT

     Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in the Municipal Fund Accumulation Program, Inc. The Program is an open-end management investment company whose investment objective is to obtain income exempt from regular federal income taxes by investing in a diversified portfolio of state, municipal and public authority bonds rated A or better or with comparable credit characteristics. Reinvesting compounds earnings free from federal tax. Investors participating in the Program will be subject to state and local income taxes to the same extent as if the distributions had been received in cash, and most of the income on the Program is subject to state and local income taxes. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Defined Asset Funds Municipal Series will not exceed their costs for these services to all of those Series during any calendar year; and the total supervision fees from all Series of Municipal Investment Trust Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund, currently estimated at a maximum of $0.10 per Unit. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

     All or a portion of expenses incurred in establishing certain Funds, as indicated in Part A of the Prospectus, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over five years. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results. Because our portfolios rarely hold any significant amount of cash, your money is more fully invested.

TAXES

     The following discussion addresses only the U.S. federal and certain New York State and City income tax consequences under current law of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies or other investors with special circumstances.

     In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

        The Fund is not an association taxable as a corporation for federal income tax purposes. Each investor will be considered the owner of a pro rata portion of each Bond in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). Each investor will be considered to have received the interest and accrued the original issue discount, if any, on his pro rata portion of each Bond when interest on the Bond is received or original issue discount is accrued by the Fund. The investor's basis in his Units will be equal to the cost of his Units, including any up-front sales charge and the organizational expenses borne by the investor.

        When an investor pays for accrued interest, the investor's confirmation of purchase will report to him the amount of accrued interest for which he paid. These investors will receive the accrued interest amount as part of their first monthly distribution. Accordingly, these investors should reduce their tax basis by the accrued interest amount after the first monthly distribution.

        An investor will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the Fund. An investor will also be considered to have disposed of all or a portion of his pro rata portion of each Bond when he sells or redeems all or some of his Units. An investor who is treated as having acquired his pro rata portion of a Bond at a premium will be required to amortize the premium over the term of the Bond. The amortization is only a reduction of basis for the investor's pro rata portion of the Bond and does not result in any deduction against the investor's income. Therefore, under some circumstances, an investor may recognize taxable gain when his pro rata portion of a Bond is disposed of for an amount equal to or less than his original tax basis therefor.

        Under Section 265 of the Code, a non-corporate investor is not entitled to a deduction for his pro rata share of fees and expenses of the Fund, because the fees and expenses are incurred in connection with the production of tax-exempt income. Further, if borrowed funds are used by an investor to purchase or carry Units of the Fund, interest on this indebtedness will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units.

        Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and income received by the Fund will be treated as the income of the investors in the same manner as for federal income tax purposes, but will not be tax-exempt except to the extent such income is earned by bonds in the Fund that are otherwise tax-exempt for New York purposes.

        The foregoing discussion relates only to U.S. federal and certain aspects of New York State and City income taxes. Depending on their state of residence, investors may be subject to state and local taxation and should consult their own tax advisers in this regard.

                                    *  *  *

     In the opinion of bond counsel rendered on the date of issuance of each Bond, the interest on each Bond is excludable from gross income under existing law for regular federal income tax purposes (except in certain circumstances depending on the investor) but may be subject to state and local taxes, and interest on some or all of the Bonds may become subject to regular federal income tax, perhaps retroactively to their date of issuance, as a result of changes in federal law or as a result of the failure of issuers (or other users of the proceeds of the Bonds) to comply with certain ongoing requirements. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received prior to the date on which the interest is determined to be taxable.

     Neither the Sponsors nor Davis Polk & Wardwell have made or will make any review of the proceedings relating to the issuance of the Bonds or the basis for these opinions and there can be no assurance that the issuer (and other users) will comply with any ongoing requirements necessary for a Bond to maintain its tax-exempt character.

     The Internal Revenue Service is currently engaged in a program of intensive audits of certain tax-exempt hospital and health care facility organizations. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked. At this time, it is uncertain whether any of the hospital and health care facility obligations held by the Fund will be affected by such audit proceedings.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service. Investors are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as

Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

     The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds.

PUBLIC DISTRIBUTION

     In the initial offering period Units will be distributed to the public through the Underwriting Account and dealers who are members of the National Association of Securities Dealers, Inc. The initial offering period is 30 days or less if all Units are sold. If some Units initially offered have not been sold, the Sponsors may extend the initial offering period for up to four additional successive 30-day periods.

     The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.; however, Units of a State trust will be offered for sale only in the State for which the trust is named, except that Units of a New Jersey trust will also be offered in Connecticut, Units of a Florida trust will also be offered in New York and Units of a New York trust will also be offered in Connecticut, Florida and Puerto Rico. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the

Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

FUND PERFORMANCE

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

      Past performance may not be indicative of future results. The Fund is not actively managed. Unit price and return fluctuate with the value of the Bonds in the Portfolio, so there may be a gain or loss when Units are sold.

      Fund performance may be compared to performance on the same basis (with distributions reinvested) of Moody's Municipal Bond Averages or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

DEFINED ASSET FUNDS

     Municipal Investment Trust Funds have provided investors with tax-free income for more than 30 years. For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Tax-exempt income can help investors keep more today for a more secure financial future. It can also be important in planning because tax brackets may increase with higher earnings or changes in tax laws. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. One's investment objectives may call for a combination of Defined Asset Funds.
     Defined Asset Funds reflect a buy and hold strategy that the Sponsors believe can be more effective and cheaper than active management. This strategy is premised on selection criteria and procedures, diversification and regular monitoring by investment professionals. Various advertisements and sales literature may summarize the results of economic studies concerning how stock market movement has tended to be concentrated and how longer-term investments can tend to reduce risk.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION--MUNICIPAL INVESTMENT TRUST FUND ONLY.

     You may exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge. You may exchange your units of any Municipal Investment Trust Fund Intermediate Term Series with a regular maximum sales charge of at least 3.25%, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge, or to any remaining Deferred Sales Charge, as applicable.

     To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any letters of credit or insurance securing certain Bonds, and general information about the structure and operation of the Fund.

                                   APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.

     AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.

     Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols give investors a more precise indication of relative debt quality in each of the historically defined categories.

     Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

     NR--Should no rating be assigned, the reason may be one of the following:
(a) an application for rating was not received or accepted; (b) the issue or issuer belongs to a group of securities that are not rated as a matter of policy; (c) there is a lack of essential data pertaining to the issue or issuer or (d) the issue was privately placed, in which case the rating is not published in Moody's publications.

FITCH INVESTORS SERVICE, INC.

     AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

     A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

     AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic condtions.

     A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

                                   APPENDIX B
        SALES CHARGE SCHEDULES FOR DEFINED ASSET FUNDS, MUNICIPAL SERIES

     DEFERRED AND UP-FRONT SALES CHARGES. Units purchased during the first year of the Fund will be subject to periodic deferred and contingent deferred sales charges. Units purchased in the second through fifth year will be subject to an up-front sales charge as well as periodic deferred and contingent deferred sales charges. Units purchased thereafter will be subject only to an up-front sales charge. During the first five years of the Fund, a fixed periodic deferred sales charge of $2.75 per Unit is payable on 20 quarterly payment dates occurring on the 10th day of February, May, August and November, commencing no earlier than 45 days after the initial date of deposit. Investors purchasing Units on the initial date of deposit and holding for at least five years, for example, would incur total periodic deferred sales charges of $55.00 per Unit. Because of the time value of money, however, as of the initial date of deposit this periodic deferred sales charge obligation would, at current interest rates, equate to an up-front sales charge of approximately 4.75%.

     The Public Offering Price subsequent to the Initial Date of Deposit will fluctuate. As the periodic deferred sales charge is a fixed dollar amount irrespective of the Public Offering Price, it will represent a varying percentage of the Public Offering Price. An up-front sales charge will be imposed on all unit purchases after the first year of the Fund. The following table illustrates the combined maximum up-front and periodic deferred sales charges that would be incurred by an investor who purchases Units at the beginning of each of the first five years of the Fund (based on a constant Unit price) and holds them through the fifth year of the Fund:

                                                                                                           TOTAL
                                                     UP-FRONT SALES CHARGE            MAXIMUM      UP-FRONT AND PERIODIC
                                                                                        AMOUNT      DEFERRED SALES
                                                                                  DEFERRED PER             CHARGES
                                                                                  $1,000 INVESTED  PER $1,000 INVESTED
                     -----------------------------------------------------------  ---------------  ---------------------
  YEAR OF UNIT       AS PERCENT OF PUBLIC   AS PERCENT OF NET      AMOUNT PER
      PURCHASE        OFFERING PRICE        AMOUNT INVESTED      $1,000 INVESTED
-------------------  ---------------------  -------------------  ---------------
             1                  None                  None               None        $   55.00           $   55.00
             2                  1.10%                 1.11%         $   11.00            44.00               55.00
             3                  2.20                  2.25              22.00            33.00               55.00
             4                  3.30                  3.41              33.00            22.00               55.00
             5                  4.40                  4.60              44.00            11.00               55.00

     CONTINGENT DEFERRED SALES CHARGE. Units redeemed or repurchased within 4 years after the Fund's initial date of deposit will not only incur the periodic deferred sales charge until the quarter of redemption or repurchase but will also be subject to a contingent deferred sales charge:


  YEAR SINCE FUND'S
   INITIAL DATE OF     CONTINGENT DEFERRED
       DEPOSIT         SALES CHARGE PER UNIT
---------------------  ---------------------
          1                  $   25.00
          2                      15.00
          3                      10.00
          4                       5.00
  5 and thereafter                None


     The contingent deferred sales charge is waived on any redemption or repurchase of Units after the death (including the death of a single joint tenant with rights of survivorship) or disability (as defined in the Internal Revenue Code) of an investor, provided the redemption or repurchase is requested within one year of the death or initial determination of disability. The Sponsors may require receipt of satisfactory proof of disability before releasing the portion of the proceeds representing the amount of the contingent deferred sales charge waived.

     To assist investors in understanding the total costs of purchasing units during the first four years of the Fund and disposing of those units by the fifth year, the following tables set forth the maximum combined up-front, periodic and contingent deferred sales charges that would be incurred (assuming a constant Unit price) by an investor:

                    UNITS PURCHASED ON INITIAL OFFERING DATE

  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             1                  None            $   11.00           $   25.00            $   36.00
             2                  None                22.00               15.00                37.00
             3                  None                33.00               10.00                43.00
             4                  None                44.00                5.00                49.00
             5                  None                55.00                0.00                55.00

                  UNITS PURCHASED ON FIRST ANNIVERSARY OF FUND

  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             2             $   11.00            $   11.00           $   15.00            $   37.00
             3                 11.00                22.00               10.00                43.00
             4                 11.00                33.00                5.00                49.00
             5                 11.00                44.00                0.00                55.00

                 UNITS PURCHASED ON SECOND ANNIVERSARY OF FUND

  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             3             $   22.00            $   11.00           $   10.00            $   43.00
             4                 22.00                22.00                5.00                49.00
             5                 22.00                33.00                0.00                55.00

                  UNITS PURCHASED ON THIRD ANNIVERSARY OF FUND

  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             4             $   33.00            $   11.00           $    5.00            $   49.00
             5                 33.00                22.00                0.00                55.00

                 UNITS PURCHASED ON FOURTH ANNIVERSARY OF FUND

  YEAR OF UNIT                              DEFERRED SALES     CONTINGENT DEFERRED
   DISPOSITION       UP-FRONT SALES CHARGE         CHARGE        SALES CHARGE       TOTAL SALES CHARGES
-------------------  ---------------------  -----------------  -------------------  -------------------
             5             $   44.00            $   11.00           $    0.00            $   55.00

                                   APPENDIX C
           SALES CHARGE SCHEDULES FOR MUNICIPAL INVESTMENT TRUST FUND
                                INITIAL OFFERING

                                                      SALES CHARGE
                                       (GROSS UNDERWRITING PROFIT)
                                     ----------------------------------
                                      AS PERCENT OF       AS PERCENT OF
                                     OFFER SIDE PUBLIC     NET AMOUNT
NUMBER OF UNITS                      OFFERING PRICE          INVESTED
-----------------------------------  -------------------  -------------
           MONTHLY PAYMENT SERIES, MULTISTATE SERIES, INSURED SERIES
Less than 250......................            4.50%            4.712%
250 - 499..........................            3.50             3.627
500 - 749..........................            3.00             3.093
750 - 999..........................            2.50             2.564
1,000 or more......................            2.00             2.041

                   INTERMEDIATE SERIES (TEN YEAR MATURITIES)

Less than 250......................            4.00%            4.167%
250 - 499..........................            3.00             3.093
500 - 749..........................            2.50             2.564
750 - 999..........................            2.00             2.041
1,000 or more......................            1.50             1.523

              INTERMEDIATE SERIES (SHORT INTERMEDIATE MATURITIES)


Less than 250......................            2.75%            2.828%
250 - 499..........................            2.25             2.302
500 - 749..........................            1.75             1.781
750 - 999..........................            1.25             1.266
1,000 or more......................            1.00             1.010

                                SECONDARY MARKET


                   ACTUAL SALES CHARGE AS     DEALER CONCESSION AS
                   PERCENT OF EFFECTIVE       PERCENT OF EFFECTIVE
 NUMBER OF UNITS        SALES CHARGE               SALES CHARGE
-----------------  -------------------------  -------------------------
1-249                            100%                        65%
250-499                           80                         52
500-749                           60                         39
750-999                           45                      29.25
1,000 or more                     35                      22.75

               EFFECTIVE SALES CHARGE COMMENCING JANUARY 16, 1996


                                     AS PERCENT       AS PERCENT
             TIME TO                OF BID SIDE        OF PUBLIC
             MATURITY                EVALUATION    OFFERING PRICE
----------------------------------  -------------  -----------------
Less than six months                          0%               0%
Six months to less than 1 year            0.503             0.50
1 year to less than 2 years               1.010             1.00
2 years to less than 3 years              1.523             1.50
3 years to less than 4 years              2.302             2.25
4 years to less than 5 years              2.828             2.75
5 years to less than 6 years              3.093             3.00
6 years to less than 7 years              3.359             3.25
7 years to less than 8 years              3.627             3.50
8 years to less than 9 years              4.167             4.00
9 years to less than 12 years             4.439             4.25
12 years to less than 15 years            4.712             4.50
15 years or more                          5.820             5.50


     For this purpose, a Bond will be considered to mature on its stated maturity date unless: it has been called for redemption; (although not called) its yield to maturity is more than 40 basis points higher than its yield to any call date; funds or securities have been placed in escrow to redeem it on an earlier date; or the Bond is subject to a mandatory tender. In each of these cases the earlier date will be considered the maturity date.

PROSPECTUS FORMAT

     This prospectus consists of a Part A and this Part B. The Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission also maintains a Web site that contains information statements and other information regarding registrants such as Defined Asset Funds that file electronically with the Commission at http://www.sec.gov.

     No person is authorized to give any information or to make any representations with respect to this investment company not contained in the registration statement and related exhibits; and any information or representation not contained therein must not be relied upon as having been authorized. The Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                                                     15900--8/96

                     SUPPLEMENT DATED FEBRUARY 21, 1997, TO
                   DEFINED ASSET FUNDSSM PROSPECTUS - PART B
                      DEFINED ASSET FUNDS MUNICIPAL SERIES
                        MUNICIPAL INVESTMENT TRUST FUND
                                   APPENDIX B
        SALES CHARGE SCHEDULES FOR DEFINED ASSET FUNDS, MUNICIPAL SERIES

    DEFERRED AND UP-FRONT SALES CHARGES. Units purchased during the first year of the Fund will be subject to periodic deferred and contingent deferred sales charges. Units purchased in the second through fifth year will be subject to an up-front sales charge as well as periodic deferred and contingent deferred sales charges. Units purchased thereafter will be subject only to an up-front sales charge. During the first five years of the Fund, a fixed periodic deferred sales charge of $2.75 per Unit is payable on 20 quarterly payment dates occurring on the 10th day of February, May, August and November, commencing no earlier than 45 days after the initial date of deposit. Investors purchasing Units on the initial date of deposit and holding for at least five years, for example, would incur total periodic deferred sales charges of $55.00 per Unit. Because of the time value of money, however, as of the initial date of deposit this periodic deferred sales charge obligation would, at current interest rates, equate to an up-front sales charge of approximately 4.75%.

    On the Fund's initial offering date, the Public Offering Price per Unit will be $1,000. Subsequently, the Public Offering Price per Unit will fluctuate. As the periodic deferred sales charge is a fixed dollar amount irrespective of the Public Offering Price, it will represent a varying percentage of the Public Offering Price. An up-front sales charge will be imposed on all unit purchases after the first year of the Fund, but in no event earlier than the business day following the fourth quarterly payment date.

    The following table illustrates the combined maximum up-front and periodic deferred sales charges that would be incurred by an investor who purchases Units at the beginning of each of the first five years of the Fund (based on a constant Unit price) and holds them through the fifth year of the Fund:

                                                                                        TOTAL
                                                                                    UP-FRONT AND
                           UP-FRONT SALES CHARGE                    MAXIMUM           PERIODIC
                                                                     AMOUNT        DEFERRED SALES
                                                                  DEFERRED PER         CHARGES
                                                                     $1,000          PER $1,000
                                                                    INVESTED          INVESTED
             -------------------------------------------------
                                AS PERCENT OF                     ------------    -----------------
 YEAR OF      AS PERCENT OF          NET           AMOUNT PER
  UNIT           PUBLIC             AMOUNT           $1,000
PURCHASE     OFFERING PRICE        INVESTED         INVESTED
---------    ---------------    --------------    ------------
         1               None              None            None   $       55.00   $            55.00
         2               1.10%             1.11%  $       11.00           44.00                55.00
         3               2.20              2.25           22.00           33.00                55.00
         4               3.30              3.41           33.00           22.00                55.00
         5               4.40              4.60           44.00           11.00                55.00

    To the extent that the initial up-front sales charge does not commence until the business day following the fourth quarterly payment date (as provided above), the annual increase in the up-front sales charge will be similarly delayed.

    CONTINGENT DEFERRED SALES CHARGE. Units redeemed or repurchased within 4 years after the Fund's initial date of deposit will not only incur the periodic deferred sales charge until the quarter of redemption or repurchase but will also be subject to a contingent deferred sales charge:


                         CONTINGENT
YEAR SINCE FUND'S         DEFERRED
 INITIAL DATE OF      SALES CHARGE PER
     DEPOSIT                UNIT
-----------------     -----------------
        1             $            25.00
        2                          15.00
        3                          10.00
        4                           5.00
5 and thereafter                    None

    The contingent deferred sales charge is waived on any redemption or repurchase of Units after the death (including the death of a single joint tenant with rights of survivorship) or disability (as defined in the Internal Revenue Code) of an investor, provided the redemption or repurchase is requested within one year of the death or initial determination of disability. The Sponsors may require receipt of satisfactory proof of disability before releasing the portion of the proceeds representing the amount of the contingent deferred sales charge waived.

    To assist investors in understanding the total costs of purchasing units during the first four years of the Fund and disposing of those units by the fifth year, the following tables set forth the maximum combined up-front, periodic and contingent deferred sales charges that would be incurred (assuming a constant Unit price) by an investor:

                    UNITS PURCHASED ON INITIAL OFFERING DATE


 YEAR OF
  UNIT                                               CONTINGENT
              UP-FRONT SALES        DEFERRED       DEFERRED SALES       TOTAL SALES
DISPOSITION       CHARGE          SALES CHARGE         CHARGE             CHARGES
---------    -----------------    -------------    ---------------    ---------------
         1                 None   $        11.00   $          25.00   $          36.00
         2                 None            22.00              15.00              37.00
         3                 None            33.00              10.00              43.00
         4                 None            44.00               5.00              49.00
         5                 None            55.00               0.00              55.00

                  UNITS PURCHASED ON FIRST ANNIVERSARY OF FUND

 YEAR OF
  UNIT                                               CONTINGENT
              UP-FRONT SALES        DEFERRED       DEFERRED SALES       TOTAL SALES
DISPOSITION       CHARGE          SALES CHARGE         CHARGE             CHARGES
---------    -----------------    -------------    ---------------    ---------------
         2   $            11.00   $        11.00   $          15.00   $          37.00
         3                11.00            22.00              10.00              43.00
         4                11.00            33.00               5.00              49.00
         5                11.00            44.00               0.00              55.00

                 UNITS PURCHASED ON SECOND ANNIVERSARY OF FUND



 YEAR OF
  UNIT                                               CONTINGENT
              UP-FRONT SALES        DEFERRED       DEFERRED SALES       TOTAL SALES
DISPOSITION       CHARGE          SALES CHARGE         CHARGE             CHARGES
---------    -----------------    -------------    ---------------    ---------------
         3   $            22.00   $        11.00   $          10.00   $          43.00
         4                22.00            22.00               5.00              49.00
         5                22.00            33.00               0.00              55.00

                  UNITS PURCHASED ON THIRD ANNIVERSARY OF FUND

 YEAR OF
  UNIT                                               CONTINGENT
              UP-FRONT SALES        DEFERRED       DEFERRED SALES       TOTAL SALES
DISPOSITION       CHARGE          SALES CHARGE         CHARGE             CHARGES
---------    -----------------    -------------    ---------------    ---------------
         4   $            33.00   $        11.00   $           5.00   $          49.00
         5                33.00            22.00               0.00              55.00

                 UNITS PURCHASED ON FOURTH ANNIVERSARY OF FUND

 YEAR OF
  UNIT                                               CONTINGENT
              UP-FRONT SALES        DEFERRED       DEFERRED SALES       TOTAL SALES
DISPOSITION       CHARGE          SALES CHARGE         CHARGE             CHARGES
---------    -----------------    -------------    ---------------    ---------------
         5   $            44.00   $        11.00   $           0.00   $          55.00

                                                                      15900-8/96

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                               MUNICIPAL INVESTMENT
Merrill Lynch,                          TRUST FUND
Pierce, Fenner & Smith Incorporated     Multistate Series--24
Defined Asset Funds                     (Unit Investment Trusts)
P.O. Box 9051                           PROSPECTUS PART A
Princeton, NJ 08543-9051                This Prospectus consists of a Part A and
(609) 282-8500                          a Part B. This Prospectus does not
Smith Barney Inc.                       contain all of the information with
Unit Trust Department                   respect to the investment company set
388 Greenwich Street--23rd Floor        forth in its registration statement and
New York, NY 10013                      exhibits relating thereto which have
(212) 816-4000                          been filed with the Securities and
PaineWebber Incorporated                Exchange Commission, Washington, D.C.
1200 Harbor Boulevard                   under the Securities Act of 1933 and the
Weehawken, NJ 07087                     Investment Company Act of 1940, and to
(201) 902-3000                          which reference is hereby made. Copies
Prudential Securities Incorporated      of filed material can be obtained from
One New York Plaza                      the Public Reference Section of the
New York, NY 10292                      Commission, 450 Fifth Street, N.W.,
(212) 778-6164                          Washington, D.C. 20549 at prescribed
Dean Witter Reynolds Inc.               rates. The Commission also maintains a
Two World Trade Center--59th Floor      Web site that contains information
New York, NY 10048                      statements and other information
(212) 392-2222                          regarding registrants such as Defined
EVALUATOR:                              Asset Funds that file electronically
Kenny S&P Evaluation Services,          with the Commission at
a division of J. J. Kenny Co., Inc.     http://www.sec.gov.
65 Broadway                             No person is authorized to give any
New York, NY 10006                      information or to make any
TRUSTEE:                                representations with respect to this
The Chase Manhattan Bank                investment company not contained in its
Customer Service Retail Department      registration statement and exhibits
Bowling Green Station                   relating thereto; and any information or
P.O. Box 5187                           representation not contained therein
New York, NY 10274-5187                 must not be relied upon as having been
1-800-323-1508                          authorized. This Prospectus does not
                                        constitute an offer to sell, or a
                                        solicitation of an offer to buy,
                                        securities in any state to any person to whom it is not lawful to make such offer in such state.
                                        14400--3/97